UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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TAYLOR MORRISON HOME CORPORATION

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PROXY STATEMENT

TaylorMorrison

Homes inspired by you®

2019 ANNUAL MEETING OF STOCKHOLDERS

SEA SUMMIT AT MARBLEHEAD | AZURE
SAN CLEMENTE, CA

PROXY STATEMENT Homes inspired by you(R) 2019 ANNUAL MEETING OF STOCKHOLDERS SEA SUMMIT AT MARBLEHEAD | AZURE SAN CLEMENTE, CA

Scottsdale, Arizona

                    , 2019

Dear Stockholders:

You are cordially invited to attend the Taylor Morrison Home Corporation 2019 Annual Meeting of Stockholders on Wednesday, May 29, 2019 at 9:00 a.m. local time. The meeting will be held at the Ritz-Carlton San Francisco, 600 Stockton St., San Francisco, California 94108. Our board of directors has fixed the close of business on April 2, 2019 as the record date for determining those holders of our Class A common stock entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournments or postponements of the Annual Meeting of Stockholders.

The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, including proposals for the election of the directors named in this Proxy Statement to serve until the 2020 Annual Meeting of Stockholders (Proposal 1), an advisory vote to approve the compensation of our named executive officers (Proposal 2), the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 3) and the approval of our Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock, which was retired in connection with our recent holding company reorganization, and to rename our Class A common stock (Proposal 4).

Our board of directors recommends that you vote “FOR” the director nominees named in this Proxy Statement and “FOR” each of Proposals 2, 3 and 4. Each proposal is described in more detail in this Proxy Statement.

Your vote is very important. Please vote your shares promptly, whether or not you expect to attend the meeting in person. You may vote over the Internet, as well as by telephone, or if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction form, as applicable.

Sincerely,

Sheryl D. Palmer

Chairman of the Board of Directors, President and Chief Executive Officer

TAYLOR MORRISON HOME CORPORATION

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

Notice of Annual Meeting of Stockholders

To be Held on May 29, 2019

The 2019 Annual Meeting of Stockholders of Taylor Morrison Home Corporation (the “Annual Meeting”) will be held on Wednesday, May 29, 2019 at 9:00 a.m. local time at the Ritz-Carlton San Francisco, 600 Stockton St., San Francisco, California 94108 for the following purposes:

1.	To elect the directors named in this Proxy Statement and nominated by our board of directors to serve until the 2020 Annual Meeting of Stockholders;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

4.	To approve our Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only holders of record of our Class A common stock (our “common stock”) at the close of business on April 2, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This Notice of Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about                     , 2019.

Our stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, you must also bring proof of ownership that confirms you are the beneficial owner of those shares.

By order of the board of directors,

Darrell C. Sherman Executive Vice President, Chief Legal Officer and Secretary

Scottsdale, Arizona

                    , 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2019

THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT: WWW.PROXYVOTE.COM

TOC | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the Proxy Statement before voting.

Annual Meeting of Stockholders

Date:	Wednesday, May 29, 2019
Time:	9:00 a.m. local time
Location:	Ritz-Carlton San Francisco, 600 Stockton St., San Francisco, California 94108
Record Date:	April 2, 2019
Voting:	Stockholders as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote per share.

Proposals and Voting Recommendations

	Board Recommendation	Page
Election of the director nominees named herein	For	6
Advisory vote on the compensation of our named executive officers	For	44
Ratification of the appointment of our independent auditor for fiscal 2019	For	45
Approval of our Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock	For	48

Voting Methods

You can vote in one of four ways:

Visit www.proxyvote.com to vote VIA THE INTERNET
Call 1-800-690-6903 to vote BY TELEPHONE
If you received printed proxy materials, sign, date and return your proxy card or voting instruction form, as applicable, in the prepaid enclosed envelope to vote BY MAIL
Attend the meeting to vote IN PERSON

To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 28, 2019. Stockholders may revoke their proxies at the times and in the manner described on page 3 of this Proxy Statement.

If your shares are held in “street name” through a bank, broker or other nominee, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares.

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GENERAL INFORMATION

TAYLOR MORRISON HOME CORPORATION

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

Proxy Statement

For the 2019 Annual Meeting of Stockholders

General Information Concerning Proxies and Voting at the Annual Meeting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors of Taylor Morrison Home Corporation (the “Company,” “TMHC,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our 2019 annual meeting of stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission (“SEC”), on or about                     , 2019, we sent a Notice of Internet Availability of Proxy Materials (or, upon your request, will deliver printed versions of these proxy materials) and made available our proxy materials over the Internet to the holders of our common stock as of the close of business on April 2, 2019 (the “Record Date”).

When and where will the Annual Meeting be held?

The Annual Meeting will be held at the Ritz-Carlton San Francisco, 600 Stockton St., San Francisco, California 94108, on Wednesday, May 29, 2019 at 9:00 a.m. local time. For directions, please contact our Investor Relations department at 480-734-2060.

What information is included in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our board of directors and board committees, corporate governance, the compensation of current directors and certain executive officers for the year ended December 31, 2018, and other information.

Who is entitled to vote?

Holders of our Class A common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were                      shares of our Class A common stock outstanding and entitled to vote.

How many votes do I have?

On any matter that is submitted to a vote of our stockholders, holders are entitled to one vote per share of Class A common stock held by them on the Record Date. Holders of our common stock are not entitled to cumulative voting in the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name.

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Limited, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card by mail to ensure your vote is counted.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being

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GENERAL INFORMATION

forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

We are asking you to vote on the following matters in connection with the Annual Meeting:

1.	The election of the directors named in this Proxy Statement and nominated by our board of directors to serve until our annual meeting of stockholders to be held in 2020;

2.	An advisory vote to approve the compensation of our named executive officers;

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.

Approval of our Amended and Restated Certificate of Incorporation (our certificate of incorporation as currently in effect, the “Certificate of Incorporation” and, as proposed to be amended and restated, the “Amended and Restated Certificate of Incorporation”) to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock.

We will also consider any other business that may properly come before the Annual Meeting. At the date of this Proxy Statement, we know of no business that will be brought before the Annual Meeting other than the matters set forth above.

How do I vote?

Vote by Internet

Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if you requested printed copies of the proxy materials, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instruction forms provided by their banks, brokers or other nominees. Please check your voting instruction form for Internet voting availability.

Vote by Telephone

Stockholders of record may submit proxies using any telephone or mobile device from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if you requested printed copies of the proxy materials, the instructions on the printed proxy card. Most beneficial owners may vote using any telephone or mobile device from within the United States by calling the number specified on the voting instruction forms provided by their banks, brokers or other nominees.

Vote by Mail

Stockholders of record may submit proxies by mail by requesting a printed proxy card and completing, signing and dating the printed proxy card and mailing it in the pre-addressed envelopes that will accompany the printed proxy materials. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided by their banks, brokers or other nominees and mailing them in the pre-addressed envelopes accompanying the voting instruction forms.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by our board of directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “What are “broker non-votes”?” regarding whether your bank, broker or other nominee may vote your uninstructed shares on a particular proposal.

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GENERAL INFORMATION

Vote in Person at the Annual Meeting

All stockholders as of the close of business on the Record Date can vote in person at the Annual Meeting. You can also appoint another person to represent you at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner, you must obtain a legal proxy from your bank, broker or nominee and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by telephone, by Internet or by mail so that your vote will be counted if you decide not to attend.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards or Notices of Internet Availability of Proxy Materials you receive.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (a) delivering written notice stating that the proxy is revoked, bearing a date later than the proxy, to Taylor Morrison Home Corporation, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attn: Chief Legal Officer and Secretary, (b) submitting a later-dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting or (c) attending the Annual Meeting and voting in person. Stockholders of record may send a request for a new proxy card via e-mail to sendmaterial@proxyvote.com, or follow the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card to submit a new proxy via the Internet or by telephone. Stockholders of record may also request a new proxy card by calling 1-800-579-1639. If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker or other nominee.

What constitutes a quorum at the Annual Meeting?

Transaction of business at the Annual Meeting may occur only if a quorum is present. A quorum will be present if at least a majority of the voting power of our outstanding Class A common stock entitled to vote at the meeting is present in person or represented by proxy. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

If a quorum is not present, it is expected that the Annual Meeting will be adjourned or postponed in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn, as discussed above under the heading “What can I do if I change my mind after I vote?”

What are “broker non-votes”?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given only with respect to “routine” items. If your shares are held by a bank, broker or other nominee on your behalf and you do not instruct the bank, broker or nominee as to how to vote your shares on Proposals 1 or 2, the bank, broker or other nominee may not exercise discretion to vote for or against those proposals because these proposals are considered “non-routine” by the New York Stock Exchange (“NYSE”). With respect to Proposal 3, the ratification of the appointment of our independent registered public accounting firm, and Proposal 4, the approval of our Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock, the bank, broker or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instructions.

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GENERAL INFORMATION

What are the voting requirements to elect directors and approve each of the other proposals described in this Proxy Statement?

The table below summarizes the vote required to approve each proposal described in this Proxy Statement, how votes are counted and how our board of directors recommends you vote:

	Vote Required	Voting Options(1)	Board Recommendation	Broker Discretionary Voting Allowed	Impact of Broker Non-Vote	Impact of Withhold/Abstain Vote
Proposal 1: Election of directors	Greatest number of affirmative votes cast	“FOR” “WITHHOLD”	“FOR”	NO	NONE	NONE
Proposal 2: Advisory vote to approve the compensation of our named executive officers	Affirmative vote of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter	“FOR” “AGAINST” “ABSTAIN”	“FOR”	NO	NONE	“AGAINST”
Proposal 3: Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	Affirmative vote of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter	“FOR” “AGAINST” “ABSTAIN”	“FOR”	YES(2)	N/A	“AGAINST”

Proposal 4: Approval of the Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock

	Affirmative vote of a majority of shares of our outstanding common stock	“FOR” “AGAINST” “ABSTAIN”	“FOR”	YES(2)	N/A	“AGAINST”(3)

(1)

If you are a stockholder of record and just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” the director nominees listed herein and on the other proposals as recommended by our board of directors and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. Therefore, there will be no broker non-votes.
(3)	Any stockholder who fails to vote will have the effect of a vote against this proposal.

Who will count the votes?

Representatives of the Company will act as inspectors of election. Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.

Who will pay for the cost of this proxy solicitation?

We will bear the cost of the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers and employees, without additional compensation, may solicit proxies from stockholders by telephone, by electronic communications, including by email, by letter, by facsimile, in person or otherwise. We will request banks, brokers or other nominees to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the banks, brokers and other nominees, we will reimburse such holders for their reasonable expenses. We will also bear the cost of retaining any proxy solicitation firm, should we choose to retain one. We would expect the expenses associated with retaining any such proxy solicitation firm not to exceed $50,000.

4 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

GENERAL INFORMATION

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to each of our stockholders (other than those who have previously requested a printed copy of proxy materials) who held our common stock as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or proxy card (or, for beneficial holders, the voting instruction form) and request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials and in the proxy card (or, for beneficial holders, the voting instruction form). In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs and environmental impact of the Annual Meeting.

When will we announce the results of the voting?

We expect to announce the final voting results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If the final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

What are the requirements for admission to the Annual Meeting?

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee that holds your shares, you must also bring proof of ownership, such as a bank or brokerage statement, that confirms you are the beneficial owner of those shares. Attendance at the Annual Meeting without voting or revoking a previously submitted proxy in accordance with the voting procedures will not in and of itself revoke a proxy.

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PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1: Election of Directors

Board Composition

Our board of directors currently consists of eight members, seven of whom our board of directors has affirmatively determined to be independent under the NYSE listing standards and our corporate governance documents. As described in further detail below, Mr. Henry, who has reached our mandatory retirement age, will not stand for reelection at the Annual Meeting, and the size of our board will be reduced to seven members following the meeting.

At last year’s annual meeting, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors. As a result of the actions taken at last year’s annual meeting, any person elected or appointed to our board of directors will serve for a one-year term expiring at the annual meeting of stockholders following his or her election or appointment and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Our Continuing Classified Directors as of the 2018 Annual Meeting will continue to serve the remainder of their staggered terms. The term “Continuing Classified Director” refers to any director who was previously elected to a term expiring at the annual meeting of stockholders to be held in 2020 or 2021. The Continuing Classified Directors are Ms. Palmer and Messrs. Lane and Merritt. Commencing with our annual meeting of stockholders to be held in 2021, the declassification of our board of directors will be complete.

For more information on the current composition of our board of directors, see “Corporate Governance—Information About Our Board of Directors—Process for Identifying and Nominating Directors” and “—Board Structure and Operations—Composition of Our Board of Directors.”

Upon the recommendation of our nominating and governance committee, our board of directors has nominated Senator Flake and Mses. Mariucci, Owen and Warren for election as members of our board of directors. Each of Senator Flake and Mses. Mariucci, Owen and Warren currently serves as a director, and if elected at the Annual Meeting, will serve as a director until our annual meeting of stockholders to be held in 2020 and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Each of Senator Flake and Mses. Mariucci, Owen and Warren has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. If a nominee becomes unable to serve at the time the election occurs, proxies will be voted for another nominee designated by the board of directors unless the board chooses to reduce the number of directors serving on the board. The board of directors has no reason to believe that the nominees identified in this Proxy Statement will be unable or unwilling to serve as a director if elected.

Directors for Election to a One-Year Term Expiring at the 2020 Annual Meeting of Stockholders

JEFFRY L. FLAKE AGE 56

Senator Flake has served as a director since February 2019. Senator Flake most recently served as a U.S. Senator representing Arizona from 2013 to 2019 and, prior to that, as a member of the U.S. House of Representatives from 2001 to 2013. During his time in the U.S. Senate, Senator Flake served on the Committees on Energy and Natural Resources, Foreign Relations and Judiciary. As a member of the House of Representatives, he served on the Appropriations, Natural Resources, Judiciary and Foreign Relations Committees. Senator Flake is a New York Times best-selling author and a frequent commentator on public policy. Senator Flake serves as a contributor to CBS News, where he also partners with the network on a series called “Common Ground.” In the fall of 2019, he is expected to be a Resident Fellow at the Kennedy School of Government at Harvard University. Senator Flake holds a bachelor’s degree in international relations and a master’s degree in political science from Brigham Young University.

Senator Flake provides the company with in-depth knowledge in the areas of public policy and governmental matters from his experience as a U.S. Senator and a member of the U.S. House of Representatives, which make him well qualified to serve on our board of directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

ANNE L. MARIUCCI AGE 61

Ms. Mariucci has served as a director since March 2014. Ms. Mariucci has over 30 years of experience in homebuilding and real estate. Prior to 2003, Ms. Mariucci held a number of executive senior management roles with Del Webb Corporation and was responsible for its large-scale community development and homebuilding business. She also served as President of Del Webb Corporation following its merger with Pulte Homes, Inc. She presently serves on the board of Banner Health, a national nonprofit health care provider. She also serves as a director of CoreCivic, Inc., a publicly traded REIT, Southwest Gas Company, a publicly traded utility company, Berry Petroleum Company, LLC, a publicly traded upstream energy company, Arizona State University Enterprise Partners, Arizona State University Foundation and the Fresh Start Women’s Foundation. Since 2003, she has been affiliated with the private equity firms Hawkeye Partners, serving as a member of the Board of Advisors, and Glencoe Capital. She is a past director of the Arizona State Retirement System, Action Performance Companies, the Arizona Board of Regents (where she was its past Chairman) and the University of Arizona Health Network, as well as a past Trustee of the Urban Land Institute. Ms. Mariucci received her undergraduate degree in accounting and finance from the University of Arizona and completed the corporate finance program at the Stanford University Graduate School of Business.

Ms. Mariucci brings extensive experience in real estate, homebuilding and corporate governance. For these reasons, we believe she is well qualified to serve on our board of directors.

ANDREA (ANDI) OWEN AGE 53

Ms. Owen has served as a director since July 2018. Since August 2018, she has served as President and Chief Executive Officer and member of the Board of Directors of Herman Miller, Inc., a publicly traded furniture and design company. Prior to joining Herman Miller, Ms. Owen served in various executive roles at The Gap Inc. for 25 years, most recently as the Global President, Banana Republic from 2014 to 2017 and as the Executive Vice President/General Manager of Gap Global Outlet from 2010 to 2014. Ms. Owen currently serves on the boards of directors of two private companies, Mizzen and Main LLC and Reimagine Football Company (known as Goal Five). She also currently serves as a director at First Place for Youth, a non-profit organization focusing on extended foster care for youth. Ms. Owen previously served as a member of The Gap, Inc.’s Foundation, its Sustainability Council and its Marketing Committee. Ms. Owen holds a B.A. from the College of William and Mary and has completed the Advanced Management Program at Harvard Business School.

Ms. Owen brings extensive experience in consumer products businesses, marketing and executive leadership, which make her well qualified to serve on our board of directors.

DENISE F. WARREN AGE 55

Ms. Warren has served as a director since July 2018. Since June 2016, she has served as the Chief Executive Officer of Netlyst, LLC, a consulting and advisory firm she founded that focuses on catalyzing digital business growth and scaling consumer and business-to-business revenue streams. From June 2015 to March 2016, she served as the Tribune Publishing Company’s President of Digital and Chief Executive Officer of East Coast Publishing and Executive Vice President of Tribune Publishing Company. From 2005 through 2014, she served in a number of executive positions at The New York Times Company, including as Executive Vice President, Digital Products and Services Group from March 2013 until October 2014, General Manager of NYTimes.com from 2008 to 2013 and Senior Vice President and Chief Advertising Officer of The New York Times from 2005 until 2013. Ms. Warren currently serves as a director, a member of the audit committee and chair of the nominating and governance committee of Monotype Imaging Holdings Inc., a publicly traded provider of design assets, technology and expertise, and formerly served as a director and member of the Audit Committee of Electronic Arts Inc., a publicly traded digital interactive entertainment company. Ms. Warren also currently serves on the board of directors of Newscycle Solutions, a privately held company. Ms. Warren holds a B.S. in management from Tulane University and an M.B.A. in communications and media management from Fordham University.

We believe Ms. Warren’s long experience in digital marketing, business operations and corporate governance make her well qualified to serve on our board of directors.

In the vote on the election of the director nominees, stockholders may:

•	vote FOR the nominee; or

•	WITHHOLD votes for the nominee.

Unless you elect to vote differently by so indicating on your signed proxy, your shares will be voted FOR the board of directors’ nominees. The four director nominees receiving the greatest number of votes cast at the Annual Meeting,

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PROPOSAL 1: ELECTION OF DIRECTORS

even if less than a majority, will be elected. Proxies marked “withhold” and broker non-votes will have no effect on the outcome of this proposal. If a nominee ceases to be a candidate for election by the time of the Annual Meeting (a contingency that the board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of our board of directors.

The Board of Directors Recommends a Vote “FOR” the Above-Named Director Nominees.

Directors Continuing in Office Until the 2020 Annual Meeting of Stockholders

SHERYL D. PALMER AGE 57

Ms. Palmer became our predecessor’s President and Chief Executive Officer and a member of its board of directors in August 2007 after previously serving as Executive Vice President for the West Region of Morrison Homes. She has also served as our Chairman of the Board since May 2017. Her previous experience includes senior leadership roles at Blackhawk Corp. and Pulte Homes/Del Webb Corporation, each homebuilders and developers of retirement communities, where she last held the title of Nevada Area President at Pulte/Del Webb Corporation and Division President at Blackhawk Corp. Ms. Palmer brings over 30 years of cross-functional building experience to her position, including leadership in land acquisition, sales and marketing, development and operations management. In addition to her employment with the Company, Ms. Palmer currently serves as a member of the board of directors and the audit and compensation committees of Interface, Inc., a leading publicly traded global manufacturer of modular carpet, and as the chairman of the national board of directors of HomeAid America, a national non-profit that works with the local building industry to build and renovate multi-unit shelters for homeless families.

We believe Ms. Palmer’s over 30 years of industry experience make her a valuable member of our board of directors. In addition, as our President and Chief Executive Officer, it is appropriate for her to be a member of our board.

PETER LANE AGE 54

Mr. Lane has served as a director since June 2012 and as lead independent director since May 2017. Mr. Lane served as Chief Executive Officer of AXIP Energy Services, LP (formerly known as Valerus Compression Services, “AXIP”), an oilfield services company headquartered in Houston, Texas, from 2010 to 2016. Prior to joining AXIP, Mr. Lane was an Operating Partner at TPG Global, LLC (“TPG”) from 2009 to 2011. Before TPG, Mr. Lane spent 12 years at Bain & Company (“Bain”), a global consulting firm, where he led the Dallas and Mexico City offices, as well as its oil and gas practice. He became a Partner at Bain in 2003. Mr. Lane currently serves on the board of directors of AXIP, The Bayou Companies, Rockall Energy and Goosehead Insurance, Inc., a publicly traded insurance company. Mr. Lane holds a B.S. in physics from the University of Birmingham in the United Kingdom and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Lane brings extensive experience in business operations, finance and corporate governance to our board of directors. For these reasons, we believe he is well qualified to serve on our board of directors.

Director Continuing in Office Until the 2021 Annual Meeting of Stockholders

DAVID C. MERRITT AGE 64

Mr. Merritt has served as a director since June 2013. From March 2009 through December 2013, he was the president of BC Partners, Inc., a financial advisory firm. Mr. Merritt is a director of Charter Communications, Inc., a publicly traded company, and currently serves as Chairman of its audit committee. Mr. Merritt previously served on the board of directors of Calpine Corporation. From 1975 to 1999, Mr. Merritt was an audit and consulting partner of KPMG, serving in a variety of capacities during his years with the firm, including national partner in charge of the media and entertainment practice. Mr. Merritt holds a B.S. degree in Business and Accounting from California State University—Northridge.

As a seasoned director and audit committee chair with extensive accounting, financial reporting and audit committee experience, Mr. Merritt brings a strong background in leadership, governance and corporate finance to the Company’s board of directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

Retiring Director

Mr. James Henry, who has reached our mandatory retirement age, will not stand for reelection at our Annual Meeting and consequently his term will expire immediately following the Annual Meeting. We acknowledge the outstanding service rendered by Mr. Henry during his six years of service on the board and wish him continued success in the future.

JAMES HENRY AGE 72

Mr. Henry has served as a director since March 2013. Mr. Henry has held various positions at Bank of the West, a financial services company, most recently serving as Vice Chairman and Chief Risk Officer from 2006 until his retirement in 2007. For most of his tenure at Bank of the West, Mr. Henry was responsible for operating and growing the bank’s specialty lending groups. Mr. Henry is a Director of Wedgewood, Inc., a privately held, large real estate foreclosure company, and Chief Enterprises, Inc., a privately held auto and heavy equipment supplier, and is a former director and currently serves on the investment committee of the board of directors of the John Muir Health System, a not-for-profit healthcare provider. He holds a B.S. in Business Administration from the University of Dayton and an M.B.A. from DePaul University.

Mr. Henry’s long experience in finance, banking and extensive knowledge of lending practices have made him well qualified to serve on our board of directors.

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CORPORATE GOVERNANCE

Corporate Governance

We believe that effective corporate governance is critical to our ability to create long-term value for our stockholders. We have adopted and implemented charters, policies, procedures and controls that we believe promote and enhance corporate governance, accountability and responsibility and create a culture of honesty and integrity at our company. Our Corporate Governance Guidelines, Code of Conduct and Ethics, various other governance-related information and board committee charters are available on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Corporate Governance.”

Our board of directors consists of a majority of independent directors, and all of our standing committees are fully independent.

Information About Our Board of Directors

Director Independence

Our board of directors consults with our legal counsel to ensure that the board’s independence determinations are consistent with relevant securities and other laws and regulations regarding director independence. To assist in the board’s independence determinations, each director completes materials designed to identify any relationships that could affect the director’s independence. In addition, through discussions among our directors, an analysis of independence is undertaken by the nominating and governance committee, and an affirmative determination is made by the board of directors. The board of directors has determined that Mses. Mariucci, Owen and Warren, Senator Flake and Messrs. Henry, Lane and Merritt are “independent,” as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by our board of directors, as set forth in our Corporate Governance Guidelines.

Director Qualifications

The board of directors has delegated to the nominating and governance committee the responsibility of reviewing and recommending nominees for membership of the board of directors. Although we have no formal policy addressing diversity, the nominating and governance committee seeks candidates from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The assessment of these candidates includes, among other factors, an individual’s independence, which determination is based upon applicable NYSE rules, applicable SEC rules and regulations, our Corporate Governance Guidelines and input from legal counsel, if necessary, as well as consideration of age, skills, character and experience, and a policy of promoting diversity, in the context of the needs of the Company. Other characteristics, including, but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees or any other characteristics which may prove relevant at any given time are also reviewed by the nominating and governance committee for purposes of determining a director nominee’s qualification.

In the case of incumbent directors whose terms of office are set to expire, the nominating and governance committee reviews such directors’ overall service to our Company during their respective term, including the number of meetings attended, level of participation, quality of performance and any relationships and transactions that might impair such directors’ independence.

Process for Identifying and Nominating Directors

In 2018, we undertook a screening and evaluation process to identify candidates to replace directors affiliated with our Former Principal Equityholders, who stepped down following the securities offerings described under “Certain Relationships and Related Person Transactions—Securities Offerings Involving the Former Principal Equityholders.” Our “Former Principal Equityholders” consisted of an affiliate (the “TPG Holding Vehicle”) of TPG Global, LLC (“TPG”), an affiliate (the “Oaktree Holding Vehicle”) of Oaktree Capital Management L.P. (“Oaktree”) and JHI Holding Limited Partnership (“JHI”).

Following the screening and evaluation process described above, in July of 2018, Mses. Owen and Warren joined the board of directors, while Senator Flake was appointed to the board of directors in February of 2019.

Nominees for our board of directors are recommended by the nominating and governance committee, which may utilize a variety of methods for identifying nominees for director. Candidates may come to the attention of the

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nominating and governance committee through current board members, management, professional search firms, stockholders or other persons. The nominating and governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. With respect to our director nominees appointed to the board during 2018 and 2019, Mses. Owen and Warren were recommended by a third-party search firm and Senator Flake was recommended by members of management.

The nominating and governance committee will consider nominees proposed by our stockholders in accordance with the provisions contained in our amended and restated by-laws (our “By-laws”). Each notice of nomination submitted in this manner must contain the information specified in our By-laws, including, but not limited to, information with respect to the beneficial ownership of our common stock or derivative securities that have a value associated with our common stock held by the proposing stockholder and its associates and any voting or similar agreement the proposing stockholder has entered into with respect to our common stock. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. If the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary of the preceding year’s annual meeting of stockholders, or if no annual meeting of stockholders was held in the preceding year, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the annual meeting of stockholders and no later than the later of (1) the 90th day prior to the annual meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the annual meeting of stockholders, either by mail or other public disclosure.

The foregoing description of the advance notice provisions of our By-laws is a summary and is qualified in its entirety by reference to the full text of our By-laws. Accordingly, we advise you to review our By-laws for additional stipulations relating to the process for nominating directors, including advance notice of director nominations and stockholder proposals. See also “Additional Information—Submission of Stockholder Proposals at Next Year’s Annual Meeting.”

Board Structure and Operations

Composition of Our Board of Directors

In accordance with our Certificate of Incorporation and By-laws, the number of directors on our board is determined from time to time by our board of directors and is currently an eight-member board. The size of our board will be reduced to seven members following this Annual Meeting as Mr. Henry, who has reached our mandatory retirement age, will not be standing for re-election. Following the 2018 annual meeting, each director elected or appointed to the board will hold office for a term expiring at the annual meeting of stockholders following his or her election or appointment and until his or her successor has been duly elected and qualified, or until his or her earlier death, disqualification, resignation or removal. Subject to the special rights of the holders of one or more series of preferred stock, vacancies and newly created directorships on the board of directors may be filled at any time by the remaining directors.

Board Leadership Structure

Our board of directors does not currently have a policy as to whether the role of Chairman of our board of directors and the Chief Executive Officer should be separate. Our board of directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. In addition, our Corporate Governance Guidelines provide that, in order to maintain the independent integrity of our board of directors, if the Chairman of the board is not an independent director, the board of directors may appoint an independent director as lead director.

The board of directors understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. Accordingly, our board of directors, with the assistance of the nominating and governance committee, assesses its leadership structure in light of these factors and the current environment to achieve the optimal model for us and for our stockholders. The board has determined that, at this time, it is in our and our stockholders’ best interests that our President and Chief Executive Officer serve as Chairman and that Peter Lane serve as our lead independent director with such role and responsibilities as set forth our Corporate Governance Guidelines, including presiding at all meetings at which the Chairman of the board is not present, as well as at all executive sessions of the independent directors.

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CORPORATE GOVERNANCE

The board of directors believes that Ms. Palmer’s dual role is appropriate, given her extensive industry experience, as well as the depth and breadth of her institutional knowledge of the Company’s business, having served at length in a leadership position at the Company and on our board of directors. The board of directors further believes that this combined role of Chairman and Chief Executive Officer, counterbalanced by a lead independent director, is most suitable for us at this time and is in the best interest of our stockholders because it provides the optimal balance between independent oversight of management and unified leadership (i.e., the appropriate balance of authority between those persons charged with overseeing the Company and those who manage it on a day-to-day basis), promotes the development and execution of our strategy and facilitates the flow of information between management and the board of directors, which are essential to effective corporate governance.

Board’s Role in Risk Oversight

Our board of directors exercises oversight of risk management consistent with its duties to the Company and its subsidiaries.

The audit committee is responsible for discussing with management our major financial, credit, liquidity and other risk exposures, as well as our risk assessment and risk management policies. The audit committee works directly with members of senior management and our internal audit staff to review and assess our risk management initiatives, including our compliance programs and cybersecurity initiatives, and reports as appropriate to the board. In addition, the audit committee meets as appropriate (1) as a committee to discuss our risk management guidelines and policies and risk exposures and (2) with our independent auditors to review our internal control environment and other risk exposures.

The compensation committee oversees the management of risks relating to our executive compensation programs and employee benefit plans. In the fulfillment of its duties, the compensation committee reviews at least annually our executive compensation programs, meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions and reports as appropriate to the board.

The board of directors as a whole also engages in the oversight of risk in various ways.

•

During the course of each year, the board of directors reviews the structure and operation of various departments and functions of our company, including its risk management and internal audit functions. In these reviews, the board of directors discusses with management the risks affecting those departments and functions and management’s approaches to mitigating those risks.

•	The board of directors reviews and approves each year’s management operating plan. These reviews cover risks that could affect the management operating plan and measures to cope with those risks.

•

In its review and approval of our annual reports on Form 10-K, the board of directors reviews our business and related risks, including as described in the “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the document. The audit committee updates this review quarterly in connection with the preparation of our quarterly reports on Form 10-Q.

•

Management must obtain the approval of the board of directors before proceeding with any land acquisition above a pre-established threshold. When the board of directors reviews particular transactions and initiatives that require board approval, or that otherwise merit the board of directors’ involvement, the board of directors generally includes related risk analysis and mitigation plans among the matters addressed with management.

In addition to the foregoing, the Company has an enterprise risk management (“ERM”) committee. The ERM committee consists of members of our management team who work with other key members of management to identify, monitor and evaluate the Company’s risks and develop an approach to address and mitigate each identified risk. Each quarter, and more frequently, if necessary, the ERM committee reports its findings and recommendations to the audit committee, and the audit committee then reports to the board of directors.

As part of its risk oversight regarding cybersecurity, the ERM committee works with the Company’s Chief Information Officer and the Company’s Cyber-Risk Management Subcommittee (composed of the heads of the Company’s information technology, internal audit and risk management groups) to review on a quarterly basis, or more frequently as necessary, any cyber incidents and the results from the Company’s security self audits. This cybersecurity evaluation forms a part of the ERM committee’s quarterly reports to the audit committee and the audit committee’s quarterly reports to the board of directors. Our board of directors also receives on an annual basis, or more frequently as necessary, a report from the Company’s Chief Information Officer and/or the Vice President of Information Technology, regarding cyber risk matters affecting the Company.

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CORPORATE GOVERNANCE

The day-to-day identification and management of risk is the responsibility of our management. As market conditions, industry practices, regulatory requirements and the demands of our business evolve, management and the board of directors intend to respond with appropriate adaptations to risk management and oversight.

Meetings of our Board of Directors

Our board of directors and its committees meet periodically during the year, hold special meetings as needed and act by written consent from time to time as deemed appropriate. During 2018, our board of directors met six times.

During 2018, no incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the board of directors and (b) the total number of meetings held by all committees of the board of directors on which such director served.

Each of our directors is encouraged, but is not required, to attend our annual meetings of stockholders. All of our then serving directors attended our 2018 annual meeting of stockholders.

Executive Sessions of our Board of Directors

Generally, an executive session of the independent directors is held in conjunction with each regularly scheduled board meeting and at other times as deemed appropriate. Our lead independent director presides over such executive sessions.

Committees of Our Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each of the standing committees operates pursuant to a written charter, which is available on our corporate website at www.taylormorrison.com on the Investor Relations page under the category “Corporate Governance.” The following is a brief description of our committees, including their membership and responsibilities.

Audit Committee

Our audit committee assists the board in fulfilling its responsibilities by overseeing, among other things, (1) the integrity of financial information and other information provided to stockholders, investors and others; (2) the performance of our internal audit function and systems of internal controls; (3) our compliance with legal and regulatory requirements; and (4) risk management and oversight of our ERM Committee. The audit committee also has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors and is responsible for the preparation of an audit committee report to be included in our annual proxy statement as required by the SEC. The audit committee also reviews and approves related person transactions in accordance with our Related Person Transaction Policy. See “Certain Relationships and Related Person Transactions–Related Person Transaction Policy.” During 2018, the audit committee met 12 times.

As of the date of this Proxy Statement, our audit committee was comprised of Mr. Merritt (Chairman), Mr. Henry, Ms. Mariucci and Ms. Warren. Under NYSE rules and SEC requirements, our audit committee must be comprised entirely of independent directors. Our board of directors has determined that each member of our audit committee has the financial literacy required by NYSE rules, is “independent” as defined under the independence requirements of the NYSE and the SEC applicable to audit committee members and qualifies as an “audit committee financial expert” as that term is defined under SEC rules. Information about our audit committee members’ past business and educational experience is included under the caption “Proposal 1: Election of Directors.”

Compensation Committee

Our compensation committee, among other things, reviews and recommends policies and plans relating to compensation and benefits of our directors, employees and certain other persons providing services to our Company, and is responsible for approving the compensation of our Chief Executive Officer and other executive officers. Our compensation committee also administers our clawback policies and stock ownership guidelines, as well as our incentive plans, our annual bonus plan and other benefit programs. The compensation committee has delegated

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CORPORATE GOVERNANCE

authority to our Chief Executive Officer to issue equity awards to employees other than to executive officers and certain other senior members of our management. If at any time the compensation committee includes a member who is not a “non-employee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, then either a subcommittee comprised entirely of individuals who are non-employee directors or the board of directors will approve any grants of equity-based compensation made to any individual who is subject to Section 16 of the Exchange Act. The compensation committee has the sole authority to retain and terminate any compensation consultant to assist in the evaluation of employee compensation and to approve the consultant’s fees and other terms and conditions of the consultant’s retention. During 2018, the compensation committee met five times.

As of the date of this Proxy Statement, our compensation committee was comprised of Ms. Mariucci (Chairman), Mr. Lane and Ms. Owen. Under NYSE rules, our compensation committee must be comprised entirely of independent directors. Our board of directors has determined that each member of our compensation committee is “independent” as defined under the independence requirements of the NYSE applicable to compensation committee members.

For additional discussion of the processes and procedures the compensation committee has used for the consideration and determination of executive officer and director compensation, please see “Compensation Discussion and Analysis.”

Nominating and Governance Committee

Our nominating and governance committee, among other things, provides assistance to the board of directors in identifying and recommending individuals qualified to serve as directors of our Company, reviews the composition of the board of directors and periodically evaluates the performance of the board of directors and its committees. The nominating and governance committee also recommends our various board committee memberships based upon, among other considerations, a director’s available time commitment, applicable regulatory considerations, background and/or the skill set it deems appropriate to adequately perform the responsibilities of the applicable committee. In addition, the nominating and governance committee develops and recommends corporate governance policies and procedures for us, including our Corporate Governance Guidelines, and monitors and reviews compliance with those policies. During 2018, the nominating and governance committee met four times.

As of the date of this Proxy Statement, our nominating and governance committee was comprised of Mr. Lane (Chairman), Senator Flake and Mr. Merritt. Under NYSE rules, our nominating and governance committee must be comprised entirely of independent directors. Our board of directors has determined that each of Senator Flake and Messrs. Lane and Merritt are “independent” as defined under the independence requirements of the NYSE applicable to nominating and governance committee members.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee in 2018 was, at any time during 2018 or at any other time, an officer or employee of the Company, and none had or has any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during 2018.

Corporate Governance Guidelines and Code of Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines and a Code of Conduct and Ethics that are applicable to all members of our board of directors, executive officers and employees. We have posted these documents on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Corporate Governance.” We intend to post amendments to or waivers of, if any, certain provisions of our Code of Conduct and Ethics (to the extent applicable to our directors, our executive officers, including our principal executive officer and principal financial officer, or our principal accounting officer or controller, or persons performing similar functions) at this location on our website.

Anti-Hedging Policy

We have a securities trading policy that sets forth guidelines and restrictions on transactions involving our stock, which are applicable to our employees, including our executive officers, and our directors. Our policy prohibits hedging,

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including, among other things, purchases of stock on margin, calls or similar options on Company stock or from selling our stock short. These types of transactions would allow employees to own Company stock without the full risks and rewards of ownership. When that occurs, employees or directors may no longer have the same objectives as our other stockholders and, therefore, such transactions involving our stock are prohibited.

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DIRECTOR COMPENSATION

Director Compensation

Annual Compensation

Directors who are our employees are not separately compensated by us for their service on our board of directors. For our other directors, referred to collectively as “non-employee directors,” we pay an annual cash retainer for their service on our board, which is payable to such directors in quarterly installments in arrears. The amount of the annual cash retainer depends on whether the director serves as a member or as chairman on the committees of the board. In 2018, after our periodic review of director compensation, which included consultation with Exequity LLP (the compensation committee’s independent compensation consultant), and upon recommendation of the compensation committee, our board of directors decided to adjust the annual compensation paid to our non-employee directors to stay competitive with other similar companies.

For 2018, our non-employee directors were entitled to receive the following compensation:

•	A base annual cash retainer of $65,000, which annual rate was increased to $75,000 effective May 2018.

•	An additional $35,000 annual cash retainer for the Lead Independent Director of our board of directors.

•	An additional $40,000, $30,000 and $20,000 annual cash retainer for the chairman of the audit committee, compensation committee and nominating and governance committee, respectively.

•	An additional $10,000 annual cash retainer for each other member of the audit committee, compensation committee and nominating and governance committee, respectively.

•

In addition to cash retainers, our board of directors and compensation committee have determined that it is important to include an equity component in director compensation, because they believe it is vital for our directors who receive compensation from us to build and maintain a long-term ownership position in our business, to further align their financial interests with those of our stockholders and to encourage the creation of long-term value. In furtherance of this objective, each non-employee director receives an annual equity award of restricted stock units (“RSUs”). For 2018, each non-employee director received an RSU grant with a grant date fair value of $140,000 (increased from $130,000), other than Ms. Owen and Ms. Warren, each of whom received a prorated RSU grant with a grant date fair value of $70,000 for their partial year of service (i.e., $70,000). The number of shares subject to the RSU grant is determined by dividing the aggregate grant date fair value by the closing price of our Class A common stock on the grant date. The annual RSU award vests in full on the first anniversary of the grant date, subject to the director’s continued service through such vesting date.

We also reimburse each of our directors for reasonable travel and other related expenses incurred to attend board and committee meetings.

Deferred Compensation Plan

Pursuant to the Taylor Morrison Home Corporation Non-Employee Director Deferred Compensation Plan (the “Director Plan”), non-employee directors may, for any calendar year, irrevocably elect to defer (i) receipt of shares of our Class A common stock the director would have received upon vesting of RSUs granted as an annual equity award and (ii) receipt of all or a portion of their cash compensation earned for their service on our board of directors, in each case, in the form of unfunded deferred stock units (“DSUs”) under the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (as amended and restated from time to time, the “2013 Omnibus Plan”).

The purpose of the Director Plan is to enhance our ability to attract and retain non-employee directors with training, experience and ability who will promote our interests and to directly align the interests of such non-employee directors with the interests of our stockholders. Other than providing for deferred settlement and receipt of shares, DSUs in respect of deferred equity awards are subject to the same vesting conditions as RSUs granted as annual equity awards and vest in full on the first anniversary of the date the annual RSUs are granted, subject to the director’s continued service on such vesting date. DSUs in respect of the director’s deferred cash compensation are fully vested as of the grant date and settle in a number of shares of our Class A common stock equal to the amount of cash compensation deferred divided by the closing price of our Class A common stock on the date the cash compensation is deferred. DSUs and dividend equivalents thereon have no voting rights until the Class A common stock underlying such DSUs are delivered and are settled in shares of Class A common stock upon the earlier of a separation from service or a change in control.

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DIRECTOR COMPENSATION

Stock Retention Policy

Our board of directors has adopted a stock retention policy that requires non-employee directors to own shares of our Class A common stock having an aggregate value no less than three times such director’s annual cash retainer. Generally, non-employee directors must achieve the required minimum retention level within three years from the date of their election to our board of directors. As of December 31, 2018, all of our non-employee directors were either at the minimum retention level or are on track to meet the minimum retention level.

2018 Director Compensation Table

The following table summarizes the compensation earned by, or awarded or paid to, those of our directors who, for the year ended December 31, 2018, were compensated for their service as directors. None of our other directors who served at any time during 2018 (i.e., those not in the table) earned, were awarded or were paid any compensation from us for the year ended December 31, 2018, for their service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

James Henry	100,000	139,990	239,990

Peter Lane	149,163	139,990	289,153

Anne L. Mariucci	120,833	139,990	260,823

David C. Merritt	108,333	139,990	248,323

Andrea Owen	37,500	70,006	107,506

Denise F. Warren	37,500	70,006	107,506

Notes:

(1)

All non-employee directors received in 2018 an annual cash retainer of $65,000, which annual rate was increased to $75,000 effective May 2018. On May 30, 2018, Mr. Henry ceased serving as chairman of the audit committee and Mr. Merritt assumed the role of chairman of the audit committee. For 2018, Mr. Henry received additional annual cash retainers of $16,667 for his service as chairman of the audit committee, $5,833 for his service as a member of our audit committee and an additional $6,667 for his service as a member of our nominating and governance committee, in each case, in respect of the portion of the year in which he served in such capacity. Mr. Lane received additional annual cash retainers of $20,000 for his service as the chairman of our nominating and governance committee, $10,000 for his service as a member of our compensation committee, and $35,000 for serving as our lead independent director. For 2018, Mr. Merritt received additional annual cash retainers of $23,333 for his service as chairman of the audit committee, $4,167 for his service as a member of our audit committee and $10,000 for his service as a member of our compensation committee. For 2018, Ms. Mariucci received an additional cash compensation of $30,000 for her service as chairman of the compensation committee, $10,000 for her service as a member of our nominating and governance committee and $10,000 for her service as a member of our audit committee.

Mr. Lane elected to defer all of his cash retainer under the Director Plan for 2018 and received awards of DSUs in March 2018, July 2018, October 2018 and December 2018 covering, in the aggregate, 7,714 shares of our Class A common stock (which number of DSUs represents, in the aggregate, each quarterly cash payment of Mr. Lane’s retainer fees divided by the closing price of our Class A common stock reported on the NYSE on the applicable payment date). The value of these DSUs is included in this column. These DSUs are not reflected in a separate column in the table. In addition, Mr. Lane received one final DSU award at the end of the first quarter of 2018 with respect to his 2017 cash retainer fees (i.e., $13,333 or 573 DSUs), which are included in the table above.

Ms. Owen and Ms. Warren were appointed to the Board in July 2018. The amount reported in this column for Ms. Owen and Ms. Warren reflects the prorated cash retainer the each was entitled to receive in respect of her director service during fiscal 2018.

(2)

On May 30, 2018, each of Mr. Henry and Ms. Mariucci received an annual equity grant of 6,401 RSUs, each valued at $21.87 per share, which was the closing sale price of our Class A common stock on the date of grant. Messrs. Lane and Merritt each elected to defer all of his 2018 annual RSU award under the Director Plan and, instead, each received on May 30, 2018, an annual equity grant of 6,401 DSUs valued at $21.87 per share, which was the closing sale price of our Class A common stock on the date of grant. Ms. Owen and Ms. Warren each elected to defer all of her pro-rated 2018 annual RSU award under the Director Plan and, instead, each received on August 13, 2018, an annual equity grant of 3,671 DSUs valued at $19.07 per share, which was the closing sale price of our Class A common stock on the date of grant. The amount in this column reflects the aggregate grant date fair value of the RSU or DSU award, as applicable, calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

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DIRECTOR COMPENSATION

(3)

As of December 31, 2018, the aggregate number of outstanding options, RSUs and DSUs, in each case as described below, subject to awards held by each of the our non-employee directors were as set forth in the table below.

Name	Options (#)	RSUs (#)	DSUs (#)

James Henry(a)(b)	11,364	6,401	—

Peter Lane(c)	—	—	38,978

Anne L. Mariucci(a)(b)	9,960	6,401	—

David C. Merritt(b)(c)	12,525	—	27,372

Andrea Owen(d)			3,671

Denise F. Warren(d)			3,671

(a)	The RSUs reported for each of Mr. Henry and Ms. Mariucci were unvested as of December 31, 2018, and are scheduled to vest on May 30, 2019.

(b)

The Options reported for each of Mr. Henry, Ms. Mariucci and Mr. Merritt are fully vested and exercisable, and have an exercise price per share of our Class A common stock equal to $22.00, $25.10 and $19.96, respectively.

(c)	Of the DSUs reported for each of Mr. Lane and Mr. Merritt, 6,401 were unvested as of December 31, 2018, and are scheduled to vest on May 30, 2019.

(d)	The DSUs reported for each of Ms. Owen and Ms. Warren were unvested as of December 31, 2018, and are scheduled to vest on August 13, 2019.

18 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE OFFICERS

Executive Officers

The executive officers of the Company as of the date hereof are listed below.

Name	Age	Position
Sheryl D. Palmer	57	President, Chief Executive Officer and Chairman of the Board of Directors

C. David Cone	47	Executive Vice President and Chief Financial Officer

Darrell C. Sherman	54	Executive Vice President, Chief Legal Officer and Secretary

SHERYL D. PALMER

Ms. Palmer became our predecessor company’s President and Chief Executive Officer and a member of its board of directors in August 2007 after previously serving as Executive Vice President for the West Region of Morrison Homes. She has also served as our Chairman of the Board since May 2017. Her previous experience includes senior leadership roles at Blackhawk Corp. and Pulte Homes/Del Webb Corporation, each homebuilders and developers of retirement communities, where she last held the title of Nevada Area President at Pulte/Del Webb Corporation and Division President at Blackhawk Corp. Ms. Palmer brings over 30 years of cross-functional building experience to her position, including leadership in land acquisition, sales and marketing, development and operations management. In addition to her employment with the Company, Ms. Palmer currently serves as a member of the board of directors and the audit and compensation committees of Interface, Inc., a leading publicly traded global manufacturer of modular carpet, and as the chairman of the national board of directors of HomeAid America, a national non-profit that works with the local building industry to build and renovate multi-unit shelters for homeless families.

C. DAVID CONE

Mr. Cone is our Executive Vice President and Chief Financial Officer and has served as Chief Financial Officer since October 2012. During the nine years prior to joining Taylor Morrison, Mr. Cone held various positions at PetSmart, Inc., a pet supply and service company, serving as Vice President of Financial Planning and Analysis in 2012, Vice President of Investor Relations and Treasury from 2008 to 2011, and Vice President of Finance from 2007 to 2008. Prior to his tenure at PetSmart, Mr. Cone was employed at AdvancePCS, a prescription benefit plan administrator, and PricewaterhouseCoopers, an accounting firm. Mr. Cone currently serves as a member of the board of directors of Urbi Desarrollos Urbanos S.A.B. de C.V., a Mexican homebuilder focused on first time and move-up buyers in Mexico. Mr. Cone holds a degree in business economics from the University of California at Santa Barbara.

DARRELL C. SHERMAN

Mr. Sherman is our Executive Vice President, Chief Legal Officer and Secretary and has served as chief counsel to the Company since June 2009. Mr. Sherman has over 20 years of experience in the homebuilding industry, having served in senior legal roles at Centex Homes and Pulte Homes/Del Webb Corporation. Prior to joining the homebuilding industry, Mr. Sherman was a finance and real estate lawyer at Snell & Wilmer L.L.P., a law firm headquartered in Phoenix, Arizona. He also served as an Administrative Law Judge appointed by Arizona Governor Fife Symington, hearing appeals from the Arizona Department of Environmental Quality, as an Adjunct Professor at the ASU MBA Program, and as a member of the U.S. Senate Judicial Advisory Committee, recommending the appointment of U.S. District Court judges. He holds a B.A. in Economics with university honors and a J.D., both from Brigham Young University, where he was a member of the BYU Law Review. He is a member of the State Bar of Arizona and the American Bar Association and is admitted to the Arizona and U.S. Supreme Courts.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This compensation discussion and analysis discusses our executive compensation programs for our named executive officers for our fiscal year ending December 31, 2018, and includes a discussion of our compensation objectives and philosophy and the material elements of compensation earned by, or awarded or paid to, our named executive officers in the year. This section also describes processes we use in reaching compensation decisions and is intended to provide context for understanding the amounts in the tabular disclosure that follows. We have also highlighted our corporate results in 2018 and how these results led to the executive compensation we paid for the year. In addition, we highlight key attributes of our compensation programs for our named executive officers.

2018 was a transformative year for us and we delivered positive results compared to 2017. Highlights for 2018 include:

•

In January 2018, we completed our final series of public offerings and repurchases of our Class A common Stock from the TPG Holding Vehicle and the Oaktree Holding Vehicle, and became a fully floated public company;

•	On October 2, 2018, we completed the acquisition of AV Homes for total consideration of $534.9 million;

•	For the fourth consecutive year, we were awarded America’s Most Trusted Home Builder® by Lifestory Research;

•	We were recognized and awarded as one of the Best Places to Work by Glassdoor;

•	Total revenue increased 8.8% to $4.2 billion;

•	Home closings revenue increased 9.1% to $4.1 billion; and

•	Sales order backlog increased 18.9% to $2.1 billion.

Consistent with the pay-for-performance and stockholder alignment focuses of our compensation objectives and philosophy, which are discussed in further detail below in this compensation discussion and analysis, our compensation programs for 2018 have the following attributes:

•	A balanced mix of short-term cash compensation and long-term equity-based compensation;

•	Forfeiture of equity awards upon violation of certain post-employment restrictive covenants;

•	Use of multiple performance measures with no guaranteed incentive payouts;

•	Payouts in respect of performance awards under our executive compensation programs are capped;

•	Limitations on the amount of awards that can be made under our equity incentive plans;

•	Consideration of external market data and use of an independent compensation consultant when designing compensation programs;

•

An anti-hedging policy applicable to all employees (including our executive officers and directors) that prohibits purchases of our stock on margin, calls or similar options on our stock, or selling our stock short;

•	An appropriate level of severance protection to ensure continuity of service;

•	No single-trigger change in control features in any of our programs;

•	No gross ups for any excise or other penalty taxes related to compensation paid;

•	Clawback of certain cash and equity incentive compensation; and

•	A modest use of perquisites, which do not make up a material portion of the compensation and benefits provided to our named executive officers.

Prior Year’s Annual Meeting of Stockholders—Advisory Vote to Approve the Compensation of our Named Executive Officers

At our 2018 annual meeting of stockholders, approximately 99% of the shares voted were cast in favor of the 2017 compensation of our named executive officers and our compensation philosophy, policies and practices. We were pleased to receive this strong support and took it into account as part of our annual analysis of the effectiveness of our compensation programs for our named executive officers.

20 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

We recognize that the business and executive compensation environments continue to evolve, and we are committed to having compensation programs and practices that support our business objectives, promote good corporate governance and align executive pay with our performance. The compensation committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation programs. See “Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)” for additional information.

Our Named Executive Officers for 2018

President, Chief Executive Officer and Chairman of the Board	Sheryl D. Palmer

Executive Vice President and Chief Financial Officer	C. David Cone

Executive Vice President, Chief Legal Officer and Secretary	Darrell C. Sherman

Compensation Objectives and Philosophy

Our compensation programs reflect our philosophy to pay all of our executives, including our named executive officers, in ways that support our primary objectives of:

•	Encouraging a results-driven culture through a pay-for-performance structure;

•

Balancing long-term and short-term compensation and cash and equity-based compensation to ensure our executives are focused on the appropriate short-term financial budget goals and long-term strategic objectives;

•	Aligning executives’ interests with stockholder interests in creating long-term value for our stockholders;

•	Attracting, retaining and motivating key talent; and

•	Aligning total compensation levels with those paid by our direct competitors in the homebuilding sector as well as companies of comparable size and scope in other industries.

Our compensation structure is centered on a pay-for-performance philosophy, and this pay-for-performance focus is designed to align the interests of our executives and our stockholders, motivate our executives to achieve our targeted financial and other performance objectives and reward them for their achievements when those objectives are met. To help achieve these objectives, a significant portion of our executive officers’ compensation is at-risk and provided in the form of variable or performance-based compensation with upside potential for strong performance, as well as downside exposure for underperformance. We believe this is appropriate given our executive officers’ ability to influence our overall performance.

We recognize the need for varied incentives to retain talent and encourage both present and future performance. To that end, we seek to provide a balance between short-term incentives, such as cash compensation, and long-term incentives, such as equity-based compensation, which encourages focus on long-term strategic objectives by linking compensation to the satisfaction of our long-term performance goals. Having a long-term compensation component is also consistent with the long-term horizon inherent in the homebuilding industry for the realization of revenue from any specific development project. In light of such objectives, we have determined that a significant portion of total compensation would be delivered in the form of long-term equity-based compensation.

The overall level of total compensation for our executive officers is intended to be reasonable in relation to and competitive with the compensation paid by similarly situated peer leaders in the homebuilding industry, subject to variation for factors such as the individual’s experience, performance, duties, scope of responsibility, prior contributions and future potential contributions to our business. With these principles in mind, we structure our compensation programs as a competitive total pay package, which we believe allows us to attract, retain and motivate executives with the skill and knowledge we require and ensure the stability of our management team, which is vital to the success of our business. However, in setting executive officer compensation levels, we do not have a policy of setting compensation levels within a fixed range of benchmarks of our peer companies.

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COMPENSATION DISCUSSION AND ANALYSIS

Establishing and Evaluating Executive Compensation

Role of the Independent Compensation Consultant

The compensation committee has retained Exequity LLP, which provides the compensation committee with market data on executive compensation levels and practices at our competitors and also advises on trends and best practices in the areas of executive compensation and governance, assists the compensation committee in its review and evaluation of our compensation policies and practices, reviews our compensation discussion and analysis and also provides independent advice on director compensation. Exequity LLP is a nationally recognized independent provider of executive compensation advisory services. Exequity LLP does not provide other services to us, except at the direction of the compensation committee. We do not have any other relationships with Exequity LLP, and the compensation committee has determined that Exequity LLP is independent and the work it performed in 2018 raised no conflict of interest. The compensation committee has the sole authority to retain or terminate advisors to the compensation committee that assist in the evaluation of the compensation to our executive officers and directors.

Process—Role of Officers and Compensation Committee

The compensation committee is responsible for all compensation decisions for our executive officers. Our Chief People Officer works with Ms. Palmer and the Chairman of the compensation committee to establish compensation committee meeting agendas and provide various types of information, including interim progress against performance targets, information about other homebuilding companies or other topics requested by the compensation committee to assist the compensation committee in making its decisions.

The compensation committee, after consultation with Ms. Palmer as to executive officers other than herself, reviews and determines base salary, annual cash incentive bonuses and long-term incentive compensation levels for each executive officer. The compensation committee reviews and approves for each executive officer the annual base salary, annual bonus performance targets, annual bonuses payable to each executive officer based on achievement of pre-established, compensation committee approved annual performance criteria and targets and long-term incentive compensation awards (including review and approval of target grant values, equity award design/mix, vesting terms, etc.). Ms. Palmer’s compensation levels are established by the compensation committee in its sole discretion. Ms. Palmer does not have any role or authority in determining her own compensation.

Process—Factors Considered in Setting Compensation

The compensation committee believes that compensation decisions for our executive officers are complex and require consideration of many factors, including the overall competitive market environment, industry compensation levels, the officer’s individual performance and the Company’s performance.

Market Data (Competitors and General Industry). As mentioned above, the compensation committee does not set compensation levels for our executive officers within a fixed range of benchmarks of our peer companies; however, the compensation committee reviews such peer company information and market data to better assess the range of compensation needed to attract, retain and motivate executive talent in our highly competitive industry. Further, in establishing compensation packages for our executive officers, the compensation committee reviews and considers the compensation levels of executives at public homebuilding companies as a factor, among other factors, in establishing targeted compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

In connection with setting compensation, the compensation committee reviews data from the annual proxy statements of publicly traded homebuilders, as well as data from other published compensation survey sources, including FMI Corporation and Equilar, for compensation levels and trends as well as data on all direct pay elements for executives and uses such information to guide its decisions. In 2018, the compensation committee reviewed compensation data at the following publicly traded homebuilding companies (our “peer group”) in connection with setting compensation for Ms. Palmer and Messrs. Cone and Sherman:

• PulteGroup Inc.	• Toll Brothers, Inc.	• Meritage Homes Corporation

• D.R. Horton, Inc.	• KB Home	• M.D.C. Holdings Inc.

• Lennar Corporation	• Hovnanian Enterprises, Inc.	• Beazer Homes USA Inc.

• NVR, Inc.	• TRI Pointe Homes, Inc.	• M/I Homes, Inc.

• William Lyon Homes

In 2018, CalAtlantic Group, Inc. (which had been part of our peer group) was acquired by Lennar Corporation. In addition, TRI Pointe Homes, Inc. and William Lyon Homes were added as peer group companies at our compensation committee’s May 2018 meeting following a review of a peer group analysis prepared by Exequity LLP.

Individual Performance. As mentioned above, in addition to considering market data, the compensation committee considers each executive officer’s individual performance in determining executive compensation levels, including the nature and scope of the executive’s responsibilities and the executive’s prior performance and expected future contributions. The compensation committee’s review of individual performance is general and subjective in nature and specific individual performance goals (such as goals tied to an officer’s job function, role or personal performance) are tailored to the executive.

Company Performance. The compensation committee also considers the Company’s performance, financial plans and budget in setting executive officer compensation levels for any given year taking into account general economic challenges as well as any specific challenges facing our business.

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COMPENSATION DISCUSSION AND ANALYSIS

The primary elements of our compensation structure are base salary, annual cash incentive bonuses, long-term equity-based incentive awards and certain employee benefits and perquisites. A brief description of the objectives of, and any changes in 2018 to, each principal element of our executive compensation programs for 2018 are summarized in the following table and described in more detail below.

Key Elements of Our Compensation Programs — Overview

Compensation Element	Brief Description	Objectives	Changes in 2018
Base Salary	Fixed compensation	Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives	Base salary increases were effective as of April 1, 2018 and were provided to our named executive officers as follows: Mr. Cone, approximately 4.8%, and Mr. Sherman, approximately 9.2%. There was no change to Ms. Palmer’s base salary for 2018.

Annual Cash Incentive Bonuses	Variable, performance-based cash compensation earned based on achieving pre-established annual goals	Motivate executives to achieve or exceed our current-year financial goals and reward them for their achievements Aid in retention of key executives in a highly competitive market for talent

For 2018, each of our named executive officer’s target bonus opportunities were increased as follows: Ms. Palmer’s target bonus percentage was increased from 150% to 200% of her base salary paid in 2018. Each of Messrs. Cone’s and Sherman’s respective target bonus percentage was increased from 145% to 150% of his respective base salary paid in 2018.

Performance goals and target bonus opportunities were updated in light of our short-term and long-term strategic objectives as discussed below.

Long-Term Incentives — Equity Based	Variable, equity-based compensation to promote achievement of longer-term goals

Align executives’ interests with those of our stockholders and encourage executive decision-making that maximizes growth and value creation over the long-term

Aid in retention of key executives and ensure continuity of management in a highly competitive market for talent

There was no change in the mix of our annual equity awards granted to our named executive officers: 25% are service-based vesting stock options, 25% are service-based vesting RSUs and 50% are performance-based vesting RSUs.

Ms. Palmer’s target equity award opportunity was increased from 350% to 400% of her base salary.

Mr. Cone’s target equity award opportunity was increased from 200% to 225% of his base salary.

Mr. Sherman’s target equity award opportunity was increased from 150% to 160% of his base salary.

Employee Benefits and Perquisites (discussed below under “Other Program Attributes”)

Participation in all broad-based employee health and welfare programs and retirement plans

Employee benefits vary based on individual elections; auto allowance and certain commuting expense reimbursements are the only perquisites provided to our named executive officers

		Aid in retention of key executives in a highly competitive market for talent by providing overall benefits package competitive with industry peers	None.

24 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Base Salary

The base salary component of executive officer compensation is intended to provide a competitive, stable level of minimum compensation to each executive officer commensurate with the executive’s role, experience and duties. The compensation committee annually reviews and approves base salaries for our executive officers based on several factors, including the individual’s experience, responsibilities, performance, expected future contribution, our expected financial performance and salaries of similarly situated executives of our public peers in the homebuilding industry and in general industries.

Based on an evaluation of the foregoing factors, our desire to reward and retain the key executives who we believe are instrumental to our success, and the competitiveness of base salaries against peer and market data, the compensation committee, in consultation with Ms. Palmer (except as to her own compensation), determined that named executive officer base salaries effective as of April 1, 2018, would be as follows:

Name	2017 Annual Base Salary	2018 Annual Base Salary (Effective 4/1/18)	Percentage Increase
Sheryl D. Palmer	$1,000,000	$1,000,000	0.0%

C. David Cone	$525,000	$550,000	4.8%

Darrell C. Sherman	$435,000	$475,000	9.2%

Mr. Cone’s and Mr. Sherman’s salaries were increased as part of our annual review and the increases reflect our belief that Mr. Cone’s and Mr. Sherman’s experience and continuing strong performance in driving results merited a salary increase.

Annual Cash Incentive Bonuses

The second component of executive officer compensation is annual cash incentive bonuses based on Company performance. Tying a portion of total compensation to annual Company performance permits us to adjust the performance measures each year to reflect changing objectives and those that may be of special importance for a particular year. Through this program, we seek to provide an appropriate amount of pre-established short-term cash compensation that is at-risk and tied to the achievement of certain short-term performance goals.

Target Amounts. The compensation committee determined, following a review of peer data, that it was appropriate to increase the target annual cash incentive bonus opportunities for each of Ms. Palmer (from 150% to 200% of base salary), Mr. Cone (from 145% to 150% of base salary) and Mr. Sherman (from 145% to 150% of base salary) in order for such executive’s annual bonus opportunity to remain competitive with industry standards and in consideration of each such executive’s overall performance and compensation. For 2018, the target annual cash incentive bonuses set by the compensation committee for each of our named executive officers were as follows:

Name	2018 Target Annual Bonus as a Percentage of Base Salary Paid in 2018
Sheryl D. Palmer	200%

C. David Cone	150%

Darrell C. Sherman	150%

The actual 2018 annual cash incentive bonus amounts were calculated based on a combination of objective performance measures and using the following formula:

2018 Base Salary Paid	x	Target Bonus Percentage	x	Actual Attainment Percentage	=	Bonus Payout

Our “Actual Attainment Percentage” is an aggregated measure of the attainment of specific financial and operational performance goals for the Company as a whole expressed in the table below as a percentage. These performance goals are based on corporate and business objectives and are not tied to individual performance. To determine the Actual Attainment Percentage, specific criteria and corresponding goals are set for each executive officer. Each goal (1) has an associated “threshold” and “target” percentage attainment level and includes a “stretch” percentage

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COMPENSATION DISCUSSION AND ANALYSIS

attainment level, which represents the maximum award level, with straight-line interpolation for attainment between levels, and (2) is weighted to reflect the compensation committee’s assessment of the goal’s importance in relation to our overall business objectives. Specifically, the percentage attainment of each goal is applied to the weighting factor (itself a percentage), and these numbers are totaled to set the Actual Attainment Percentage.

Establishing Performance Goals for 2018 Annual Bonus Plan. The compensation committee established bonus plan goals for 2018. The target payout level was designed to be achievable with strong management performance and the stretch level was designed to encourage and reward our named executive officers for outstanding performance.

The approach to goal setting for 2018 bonuses involved a process of reviewing, among other things, our prior year’s financial performance and our short-term and long-term strategic objectives. We also took into account the need for setting goals that are challenging yet reasonably achievable so as to provide a competitive pay package necessary for the retention of our talent.

Achievement of Corporate Performance Goals. The 2018 bonus program performance goals applicable to Ms. Palmer, Mr. Cone and Mr. Sherman were based 100% on total Company performance. The applicable corporate performance goals were as follows:

Corporate Performance ($ in millions)
Performance Goals	Weight	Threshold	Target	Stretch	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		50%	100%	175%
Economic Profit(1)	75%	$82.2	$110.95	$139.7	$92.0	66.99%
Attainment level percentage		50%	100%	175%
Home Building Gross Margin(2)	25%	18.5%	18.8%	19.2%	18.5%	50.00%
Total (Actual Attainment Percentage)	100%					62.74%

(1)

Economic Profit is calculated by subtracting capital charge expenses (charged at the division level) from our earnings before interest and taxes (“EBIT”). EBIT is our earnings before interest and taxes in fiscal 2018, adjusted to remove the effects of costs and charges related to (i) changes in ownership of, or sales of our equity by, our Former Principal Equityholders, (ii) effects of any changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in losses of deferred tax assets, and (iii) any other specific, unusual, or nonrecurring events. For fiscal 2018, Economic Profit was adjusted to remove the effects of the following significant and unusual items during 2018: expenses and charges relating to the acquisition of AV Homes, costs and expenses associated with the unwind of Canadian assets and holding company reorganization, land charges and an increase in reserves related to remediating a warranty issue (the “2018 Adjustments”).

(2)

Home Building Gross Margin is Homebuilding Gross Margin calculated in accordance with GAAP and adjusted to remove the effects of land charges and an increase in reserves related to remediating a warranty issue.

We selected each performance goal in order to target performance across multiple levels of our business. The Economic Profit target encourages our executives to drive earnings, while the Home Building Gross Margin target encourages our executives to balance the price of our homes with the pace at which we construct them, the costs of constructing them, and the quantity we construct.

Based on actual achievement, the cash incentive bonuses approved for our named executive officers for 2018 were as follows: Ms. Palmer—$1,254,800, Mr. Cone—$511,271, and Mr. Sherman—$436,888 (each of which are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table, below).

2018 Production Cadence Supplemental Bonus Plan. For 2018, the compensation committee approved the 2018 Production Cadence Supplemental Bonus Plan, a supplemental year-long bonus program. Each of our named executive officers was eligible to participate in the 2018 Production Cadence Supplemental Bonus Plan. This program was designed to incentivize our entire organization to more consistently complete homes throughout the course of each month, a practice which would benefit our trade partners as well as our customers and other team members. We believe this program provided for a streamlined and planned production environment and increased predictability in workflow which gave us a competitive advantage in a tight labor market. For 2018, the payments to our named executive officers under the 2018 Production Cadence Supplemental Bonus Plan were as follows: Ms. Palmer—$6,250, Mr. Cone—$6,250, and Mr. Sherman—$6,250 (each of which is reflected in the Bonus column of the Summary Compensation Table, below).

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COMPENSATION DISCUSSION AND ANALYSIS

Former Principal Equityholder Exit Bonus. In March 2018, each of our named executive officers was awarded a special discretionary recognition bonus award for their significant efforts in the success of our Former Principal Equityholders’ investment in our company, the expansion of our shareholder base through the Company’s multiple public offerings, and the extraordinary time commitment involved in connection with the exit of our Former Principal Equityholders. The amounts paid to each of our named executive officers were as follows: Ms. Palmer—$430,000, Mr. Cone—$80,000, and Mr. Sherman—$80,000 (each of which is reflected in the Bonus column of the Summary Compensation Table below).

Long-Term Incentives—Equity Based

Philosophy. As mentioned above, we believe that equity awards are an important component of our executive compensation programs. Equity compensation aligns our executives’ and stockholders’ interests by linking rewards with achievement of return to our stockholders based on our long-term growth plan. Our equity compensation programs are designed to foster a long-term commitment to us by our named executive officers, provide a balance to the short-term cash components of our compensation programs and reinforce our pay-for-performance structure.

Overview. Equity-based compensation awards to our named executive officers in 2018 consisted of the following:

•

Options to purchase our Class A common stock, upon satisfaction of service-based vesting conditions, granted under the 2013 Omnibus Plan. Options are intended to reward absolute stock appreciation and have no value unless the Company’s stock price increases above the stock price on the grant date;

•

Service-vesting RSUs, representing the right to receive, upon satisfaction of service-based vesting conditions, shares of our Class A common stock, granted under the 2013 Omnibus Plan. The ultimate value of RSUs is tied to the future value of the Company’s stock price at future service-vesting dates, providing alignment with stockholder expectations for value creation over time. We also believe that service-vesting RSUs provide a strong retention device for our key leaders; and

•

Performance-vesting RSUs, representing the right to receive, upon satisfaction of performance conditions, shares of our Class A common stock, granted under the 2013 Omnibus Plan. These conditional RSUs may only be earned if the Company successfully executes on multi-year performance objectives.

A more detailed discussion of the terms of these interests follows.

Equity Awards

All equity awards issued to our named executive officers have been made pursuant to the terms of the 2013 Omnibus Plan. Awards granted under the 2013 Omnibus Plan are subject to the terms and conditions established by the compensation committee in the applicable award agreement and need not be the same for each participant. To date, all stock options granted under the 2013 Omnibus Plan have a term of ten years. Generally, equity awards are granted to our eligible employees, including our named executive officers, in connection with our annual award process. Equity awards are generally made in the first quarter of the year, shortly following the public release of our annual earnings.

In 2018, our compensation committee in consultation with Exequity LLP performed a review of the change in control and retirement protections for equity awards provided to employees of the companies in our peer group. As a result of such review, our compensation committee determined that it was in the best interests of the Company to provide our employees, including our named executive officers, with some additional protections that were more in line with those provided by members of our peer group with respect to the treatment of their performance-based equity awards if involuntarily terminated within the 24-month period following a change in control, and, with respect to equity awards granted in 2018 and thereafter, to provide for additional vesting to employees who are Retirement Eligible (as defined below). Our 2013 Omnibus Plan already provided for “double trigger” vesting in the event a participant was terminated without cause. Our compensation committee determined that adding a “good reason” (e.g., constructive termination) protection, which is consistent with industry practice, will aid the Company in attracting talent and will also aid in retaining employees through the closing of a change in control transaction by providing participants with some protection. In June 2018, the Compensation Committee approved an omnibus amendment (the “Omnibus Amendment”) to the Company’s outstanding restricted stock unit agreements and nonqualified option award agreements (other than agreements in respect of equity awards to the Company’s non-employee directors) under its 2013 Omnibus Plan. See “Potential Payments upon Termination of Employment or Change in Control” for a discussion of severance and change in control payments payable to our named executive officers pursuant to their equity award agreements as modified by the Omnibus Amendment and/or the Employment Agreements (as defined below).

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COMPENSATION DISCUSSION AND ANALYSIS

2018 Equity Awards

The compensation committee determined that, like 2017, the annual equity grant for 2018 should include a mix of options and RSUs, a portion of which RSUs are subject to service-based vesting conditions and a portion of which are subject to performance-based vesting conditions. For 2018, the mix of equity awards remained highly performance-based thus providing alignment with shareholders and also continuing to encourage retention.

In February 2018, the compensation committee approved annual equity awards for our employees, including our named executive officers. Based on recommendations from Exequity LLP, reviewing compensation best practices of public companies generally, reviewing compensation practices of our peer group, and consideration of other factors deemed appropriate, the compensation committee decided to grant long-term incentive equity awards for 2018 as follows: 50% of the annual grant was awarded in the form of performance-based vesting RSUs (“Performance RSUs”), half of which vest based on the Company’s relative total shareholder return (“TSR”), and half of which vest based on the Company’s return on net assets (“RONA”), each as described below; 25% of the annual grant was awarded in the form of service-based vesting RSUs (“Service-based RSUs”); and 25% of the annual grant was awarded in the form of service-based vesting nonqualified stock options.

The Performance RSUs are eligible to vest based on performance over a three-year period, and will be payable (or settled) in shares of our Class A common stock as soon as practicable following the date that the compensation committee determines and certifies the applicable level of performance achieved following the end of such three-year performance period, subject to continued employment through such certification date. Dividend equivalents accrue on Performance RSUs if extraordinary dividends are declared and paid on our Class A common stock during the performance period, if so determined by the compensation committee, which dividend equivalents vest and are payable only on the number of Performance RSUs actually vested.

Performance RSUs based on a TSR performance goal are eligible to vest based upon our achievement of a TSR that compares favorably against our peer group over a three-year performance period beginning on January 1, 2018 and ending on December 31, 2020, subject to the named executive officer’s continued employment through the date that the compensation committee determines and certifies the applicable level of performance achieved. The levels of relative TSR performance that will result in an award of the “threshold,” “target,” or “maximum” number of shares under these Performance RSUs are as shown in the following table, with linear interpolation used in the event that the actual results do not fall directly on one of the performance levels. If relative TSR performance is below the threshold, no shares will vest. The maximum performance level is limited to 100% of target if the absolute TSR for the performance period is negative.

Performance Level	Three-Year Relative TSR Performance Goals	Attainment Percentage(1)
Threshold	35th Percentile	50%

Target	55th Percentile	100%

Maximum	75th Percentile	175%

(1)	Number of shares earned is calculated by multiplying the attainment percentage by the target number of shares subject to award.

The compensation committee selected relative TSR as a performance measure to further align the compensation of the executive officers with the interests of our stockholders, to encourage our executives to achieve Company out performance relative to the Company’s peers and to balance the emphasis on Company-focused measures and the absolute stock price performance that correlates to stock option value and value of service-vesting RSUs.

Performance RSUs based on a RONA performance goal are eligible to vest based upon our achievement of RONA over a three-year performance period beginning on January 1, 2018 and ending on December 31, 2020, subject to the named executive officer’s continued employment through the date that the compensation committee determines and certifies the applicable level of performance achieved for the fiscal 2020 tranche. RONA for this purpose is calculated as the quotient of (x) our net income from continuing operations in each of fiscal 2018, fiscal 2019, and fiscal 2020, respectively, divided by (y) our net average assets in each of fiscal 2018, fiscal 2019, and fiscal 2020, respectively (using our net asset balances (i.e., total assets less cash and less total liabilities) at the beginning and end of fiscal 2018, fiscal 2019, and fiscal 2020, respectively). The levels of RONA performance that will result in an award of the “threshold,” “target,” or “maximum” number of shares under these Performance RSUs are as shown in the following

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table, with linear interpolation used in the event that the actual results do not fall directly on one of the performance levels. If RONA is below the threshold, no shares will vest.

Performance Level	2018 RONA Performance Goal	2019 RONA Performance Goal	2020 RONA Performance Goal	Attainment Percentage(1)
Threshold	11%	12%	13%	50%

Target	13%	14%	15%	100%

Maximum	15%	16%	17%	175%

(1)	Number of shares earned is calculated by multiplying the attainment percentage by one-third of the target number of shares subject to award.

The compensation committee selected RONA as a performance measure to encourage focus on our returns and efficient use of our assets and resources while also driving earnings. For the avoidance of doubt, while performance is measured with respect to each fiscal year during the performance period, the Performance RSUs based on RONA that are earned generally will not vest until the third anniversary of the date of grant.

The compensation committee selected these two performance measures, relative TSR and RONA, for our 2018 long-term incentive program as it believes they best align with our current stockholder interests of strong returns and increased profitability per share. Additionally, the two metrics are assessed from both relative and absolute measurement approaches, thereby providing an internal and external performance perspective. Finally, the measures assess performance over three years, linking compensation opportunity to performance over an extended period.

The Service-based RSUs granted as part of the 2018 long-term incentive compensation program vest over a three-year period, with 33 1/3% of the grant vesting on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date, and will be payable in shares of our Class A common stock. Dividend equivalents accrue on Service-based RSUs if extraordinary dividends are declared and paid on our Class A common stock during the vesting period, if so determined by the compensation committee, which dividend equivalents vest and are payable only on the number of Service-based RSUs actually vested.

The nonqualified stock options granted as part of the 2018 long-term incentive compensation program vest over a four-year period, with 25% of the grant vesting on each of the first, second, third, and fourth anniversaries of the grant date, subject to continued employment through the applicable vesting date. Stock options are granted at an exercise price equal to the fair market value (the closing price on the NYSE) of our Class A common stock on the grant date.

The table below shows the long-term incentive award opportunities established by the compensation committee relating to the 2018 long-term incentive compensation program. The compensation committee determined, following a review of peer data, that it was appropriate to increase the 2018 target award opportunities under our long-term incentive program for each of Ms. Palmer (from 350% to 400% of base salary), Mr. Cone (from 200% to 225% of base salary) and Mr. Sherman (from 150% to 160% of base salary) in order for such executive’s long-term incentive opportunity to remain competitive with industry standards and in consideration of each such executive’s overall performance and compensation.

Award Opportunity Under 2018 Long-Term Incentive Program

Name	Base Salary(1)	Target as % of Base Salary	Target Long-Term Incentive Opportunity
Sheryl D. Palmer	$1,000,000	400%	$4,000,000

C. David Cone	$525,000	225%	$1,181,250

Darrell C. Sherman	$435,000	160%	$696,000

(1)	Each of Mr. Cone’s and Mr. Sherman’s target long-term incentive opportunities for 2018 were based on his base salary in effect prior to his base salary increase that took effect on April 1, 2018.

For further information on the 2018 long-term incentive awards granted to our named executive officers, see the Grants of Plan-Based Awards table below.

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COMPENSATION DISCUSSION AND ANALYSIS

Achievement of 2016 Performance RSU Goals

In fiscal 2016, we granted our named executive officers Performance RSUs, half of which vested based on a cumulative EPS goal, and the remaining half of which vested based on a relative TSR goal, each over a three-year performance period commencing on January 1, 2016 and ending on December 31, 2018. The applicable performance levels and payout factors (which, in the case of the EPS-based Performance RSUs, is interpolated on a linear basis for performance between performance levels) with respect to the 2016 Performance RSUs are summarized in the tables below:

Performance Level	2016 Performance RSU Cumulative EPS Goal	Payout Factor
Threshold	$5.75	50%

Target	$6.50	100%

Maximum	$7.25	150%

Performance Level	2016 Performance RSU Relative TSR Goal(1)	Payout Factor
Threshold	33rd Percentile	50%

Target	50th Percentile	100%

Maximum	75th Percentile	150%

(1)	The maximum payout factor for the TSR-based Performance RSUs was limited to 100% if TSR for the performance period was negative.

To determine the number of 2016 EPS-based Performance RSUs earned, the target number of RSUs is multiplied by the payout factor. To determine the number of 2016 TSR-based Performance RSUs earned, the target number of RSUs was multiplied by the payout factor.

In March 2019, our compensation committee certified our EPS and relative TSR for the 2016-2018 performance period, as follows: (i) our cumulative EPS was $6.41, resulting in a payout factor of 94.0%, and (ii) our relative TSR was in the 41.67th percentile, resulting in a payout factor of 75.5%. In determining our cumulative EPS, we used fully diluted EPS as reported in our audited financial statements for each year during the performance period, adjusted as follows: for 2017, we applied certain adjustments to exclude the impact of tax reform, certain extreme weather events and non-routine administrative expenses during that year; for 2018, we applied the 2018 Adjustments described above. Based on these results, our named executive officers earned the number of Performance RSUs set forth in the following table:

Name	Target 2016 EPS-Based Performance RSUs	EPS Payout Factor	Earned EPS-Based Performance RSUs (Target Payout Factor)	Target 2016 TSR-Based Performance RSUs	TSR Payout Factor	Earned TSR-Based Performance RSUs (Target Payout Factor)
Sheryl D. Palmer	77,434	94.0%	72,788	77,434	75.5%	58,462

C. David Cone	22,124	94.0%	20,796	22,124	75.5%	16,704

Darrell C. Sherman	11,338	94.0%	10,658	11,338	75.5%	8,561

The 2016 Performance RSUs earned by our named executive officers were settled on March 8, 2019.

Other Program Attributes

Stock Ownership & Retention Requirements (Executive Officers); Anti-Hedging Policy

The compensation committee believes it is important for key members of our senior management team and directors to build and maintain a long-term ownership position in our Company, to further align their financial interests with those of our stockholders and to encourage the creation of long-term value. Our compensation structure for these individuals provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period.

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COMPENSATION DISCUSSION AND ANALYSIS

In March 2018, our board of directors adopted stock ownership and retention guidelines that require our executive officers to own shares of our Class A common stock having an aggregate value no less than (i) as to the chief executive officer, six times her annual base salary and (ii) as to our other executive officers, two times their respective annual base salary. Generally, our executive officers must achieve the required ownership level within four years from the date that he or she first became an executive officer; however, with respect to our executive officers who were serving as of March 2018, such executive officers will have until March 2022 to achieve the required minimum ownership level. Until the minimum ownership level is attained, executive officers must retain at least 50% of his or her equity in the Company (e.g., all forms of equity of TMHC or convertible or exercisable into equity of TMHC, whether vested or unvested, owned or beneficially owned, including stock option and restricted stock units granted under the under the 2013 Omnibus Plan).

We also have an anti-hedging policy in place that is applicable to all employees (including our executive officers and directors), prohibiting purchases of our stock on margin, calls or similar options on our stock, or selling our stock short. See “Director Compensation—Stock Retention Policy” for additional information relating to our equity ownership policy for non-employee directors.

Clawback Policies

Under our bonus clawback policy, we may recover all or part of any incentive annual cash bonus compensation awarded or paid to these employees in the event that we determine that our financial results must be restated to correct an accounting error due to material financial restatement, where our board of directors determines that fraud or misconduct led to the need for such restatement and where cash bonuses paid for the years subject to restatement would have been materially lower.

In addition, if an equity plan participant receives an amount in excess of what should have been received under the terms of the award due to material noncompliance by the Company with any financial reporting requirement under the U.S. securities laws, any mistake in calculations or other administrative error, then the award will be cancelled with respect to any excess value, and the individual must promptly repay to us any such amount already received.

Our equity-based awards provide that all vested equity-based awards will be forfeited by our executives automatically upon a breach by them of any of the post-employment restrictive covenants (e.g. non-competes) to which they are subject. The executive would also be responsible for damages suffered by us in connection with any such breach. We view this recovery of awards feature as a necessary element of our equity-based program as it deters competitive activities that would likely cause significant harm to our business.

In addition, we reserve the right to adopt any additional clawback policies as may be necessary to protect our compensation policies and objectives and as may be required by law.

Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our named executive officers. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short-and long-term disability coverage, a 401(k) defined contribution plan and home purchase rebate program providing employees with a 5.5% rebate on purchases of homes built by us.

Employees who have been with us since on or before December 31, 2010, including certain of our named executive officers, were eligible to accrue pension benefits under a cash balance pension plan, which was frozen to new accruals and participants as of December 31, 2010. Under this plan, prior to 2011, our predecessor company contributed a specified percentage of each employee’s salary each quarter (generally based on the participant’s age) to the participant’s account balance, and employees vested in their accounts after five years of service. For further information on pension benefits for our named executive officers, see the “Pension Benefits” table.

Perquisites for our named executive officers are limited to monthly auto allowances and, solely for Ms. Palmer, certain commuting expenses for her travel from her residence in Las Vegas, Nevada to our offices in Scottsdale, Arizona for a part of fiscal 2018. While perquisites help to provide competitive total compensation packages to the named executive officers in a cost-efficient manner by providing a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation programs. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances, such as where we

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COMPENSATION DISCUSSION AND ANALYSIS

believe doing so is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment, motivation and/or retention purposes.

Employment Agreements, Severance Protection and Restrictive Covenant Agreements

Each of our named executive officers is party to an employment agreement with us, which specifies the terms of the individual’s employment including certain compensation levels and is intended to assure us of the executive’s continued employment and provide stability in our senior management team. In 2018, our compensation committee, in consultation with Exequity LLP, performed a review of the change in control protections for executives among our peer group. As a result of such review, on June 14, 2018 Taylor Morrison, Inc. entered into new amended and restated employment agreements with each of our named executive officers, which supersede and replace each named executive officer’s prior employment agreement (collectively, the “Employment Agreements”).

Each Employment Agreement provides that the named executive officer’s employment under their respective agreement will continue in effect until terminated by us or by the named executive officer.

Ms. Palmer and Messrs. Cone and Sherman are each party to a restrictive covenant agreement, which includes an 18-month post-employment non-compete and non-solicit of customers and employees in connection with certain terminations of employment; however, for Messrs. Cone and Sherman, if termination is without cause by us or the executive resigns for good reason, the covenants apply only through the duration of the period in which the executive is receiving severance. In addition to the restrictive covenant agreements, each Employment Agreement includes restrictive covenants pertaining to confidential information, nondisparagement, and intellectual property, and, in addition, Messrs. Cone and Sherman each have a two-year post-termination non-solicit of employees and non-solicit of customers and suppliers.

Each Employment Agreement provides salary continuation and other benefits in the event of certain terminations of employment. In addition, each Employment Agreement provides that (i) with respect to any equity awards granted to the named executive officer that vest based on the achievement of performance goals (“Performance Awards”), upon a “change in control” (as defined in the 2013 Omnibus Plan), all applicable performance goals will be deemed achieved at the “target” level and such named executive officer will be eligible to vest in each such Performance Award on the last date of the service period applicable to such award, subject to the named executive officer’s employment through that date (with vesting accelerated upon a CIC Qualifying Termination, as defined below in “Potential Payments upon Termination of Employment or Change in Control”), and (ii) upon a CIC Qualifying Termination, the named executive officer will vest in any equity awards, other than Performance Awards, that he or she then has outstanding. The new provision regarding vesting acceleration upon a CIC Qualifying Termination is generally consistent with default treatment under the 2013 Omnibus Plan (except with respect to the deemed level of performance with respect to Performance Awards).

These payments and benefits are designed to provide financial security in the event of certain corporate transactions and/or termination of employment, as well as consideration for the executive’s compliance with certain post-employment restrictive covenants. We believe these provisions aid in the retention of our executives who are critical to the success and operation of our business while also protecting important business objectives through restrictive covenants. See “Potential Payments upon Termination of Employment or Change in Control” for a discussion of severance and change in control payments payable to our named executive officers pursuant to their employment agreements.

Ms. Palmer’s Employment Agreement continues to provide her with an opportunity to receive a special retirement bonus of $1,000,000 if she voluntarily terminates her employment with us and does not resume employment in the homebuilding industry in any capacity for five years. If Ms. Palmer resumes employment in the homebuilding industry within five years of such voluntary termination, she will be required to repay the bonus to us.

Accounting Matters

Each element of the compensation paid to our executives is expensed in our financial statements as required by U.S. generally accepted accounting principles. The financial statement impact of various compensation awards is an important factor that the compensation committee considers in determining the amount, form and design of each pay component for our named executive officers, but it is only one of many factors considered in setting such compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Certain Tax Matters

In general, Section 162(m) of the U.S. tax code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to the executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer and other named executive officers,

As in previous years, the potential deductibility of compensation is only one of many considerations that our compensation committee will take into account when establishing the compensation paid to our named executive officers, and we believe it is important that our compensation committee retain flexibility and authority to grant or adjust compensation as needed to address particular circumstances, or unexpected, unusual or non-recurring events, or to attract and retain key executive talent, even if this results in the payment of compensation that is not deductible by us (whether by application of Section 162(m), to the extent applicable, or otherwise). Therefore, our compensation committee will make payments of compensation that are not deductible if, in its judgment, such payments are advisable to achieve our compensation objectives and our compensation committee expressly reserves the right to pay such non-deductible compensation.

Compensation Committee Report

The compensation committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with our management. Based on its reviews and discussion with management, the compensation committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this Proxy Statement for the Taylor Morrison Home Corporation 2018 Annual Meeting of Stockholders and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2018.

COMPENSATION COMMITTEE

Anne L. Mariucci (Chairman)
Peter Lane
Andrea Owen

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COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The following table summarizes the compensation earned by, or awarded or paid to, each of our named executive officers for the years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Sheryl D. Palmer	2018	1,000,000	436,250	3,053,803	1,000,003	1,254,800	(2,771)	30,780	6,772,865
President, Chief Executive	2017	1,000,000		2,475,610	874,998	1,760,100	8,558	36,465	6,155,731
Officer and Chairman of the Board	2016	1,000,000		2,580,088	875,000	1,462,950	5,323	33,097	5,956,458
C. David Cone	2018	546,032	86,250	901,813	295,313	511,271	—	19,335	2,360,014
Executive Vice President and	2017	525,000		742,651	262,500	893,251	—	18,093	2,441,495
Chief Financial Officer	2016	520,673		737,168	250,000	732,929	—	17,751	2,258,521
Darrell C. Sherman	2018	466,827	86,250	531,391	173,998	436,888	(1,088)	19,339	1,713,605
Executive Vice President, Chief	2017	432,500		450,935	159,377	735,542	2,172	17,833	1,798,359
Legal Officer and Secretary	2016	422,827		377,799	128,125	513,205	1,230	17,744	1,460,930
(1)

The amounts reported in this column represent special recognition awards for Former Principal Equityholder exit activities and bonuses paid under the 2018 Production Cadence Supplemental Bonus Plan. Amounts paid for Former Principal Equityholder exit activities: Ms. Palmer—$430,000, Mr. Cone—$80,000, and Mr. Sherman—$80,000. Amounts paid for the 2018 Production Cadence Supplemental Bonus Plan to Ms. Palmer and Messrs. Cone and Sherman were $6,250 each.

(2)

The amounts shown in this column are the aggregate grant date fair values, assuming no risk of forfeiture, calculated in accordance with FASB ASC Topic 718 for Performance RSUs and Service-based RSUs granted during the applicable year. The grant date fair value of the Service-based RSU awards was calculated using the closing price of our Class A common stock on the date of grant multiplied by the number of shares underlying the Service-based RSU award. The grant date fair value of the Performance RSUs to be earned based on three-year relative TSR performance was calculated using a Monte Carlo simulation fair value on the date of grant. The grant date fair value of the Performance RSUs to be earned based on our RONA or our EPS performance was calculated using the closing price of our Class A common stock on the date of grant multiplied by the target number of shares underlying the RONA-based RSU and EPS-based RSU, respectively.

a.

The following amounts represent the grant date fair value of the 2018 relative TSR-based RSUs assuming maximum level of performance achievement determined at the time of grant (175% of the target award): Ms. Palmer—$1,844,181, Mr. Cone—$544,602 and Mr. Sherman—$320,905. The following amounts represent the grant date fair value of the 2018 RONA-based RSUs assuming maximum level of performance achievement determined at the time of grant (175% of the target award): Ms. Palmer—$1,749,987, Mr. Cone—$516,786 and Mr. Sherman—$304,514.

b.

The following amounts represent the grant date fair value of the 2017 relative TSR-based RSUs assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,088,391, Mr. Cone—$326,503 and Mr. Sherman—$198,252. The following amounts represent the grant date fair value of the 2017 RONA-based RSUs assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,312,512, Mr. Cone—$393,737 and Mr. Sherman—$239,076.

c.

The following amounts represent the grant date fair value of the 2016 relative TSR-based RSUs assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,245,017, Mr. Cone—$355,719 and Mr. Sherman—$182,306. The following amounts represent the grant date fair value of the 2016 EPS-based RSU assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,312,500, Mr. Cone—$375,000 and Mr. Sherman—$192,188.

(3)

The stock-based compensation amounts shown in this column reflect the aggregate grant date fair value, assuming no risk of forfeiture, of stock option awards calculated in accordance with FASB ASC Topic 718. We use the Black-Scholes option pricing model to estimate the fair value of stock options granted, which requires the input of both subjective and objective assumptions. The assumptions used in the valuation of stock-based awards are discussed in Note 14 to our Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(4)

The amounts reported in this column were earned under our annual cash incentive bonus program for the applicable year, which is described above (see “Compensation Discussion and Analysis—Key Elements of Our Executive Compensation Programs—Annual Cash Incentive Bonuses”).

(5)

These amounts do not represent realized compensation; rather, they represent an actuarial adjustment to the present value of accumulated benefits under our Taylor Morrison Cash Balance Pension Plan from the pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the applicable fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the applicable fiscal year. See below under the heading “Pension Benefits” for additional details.

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(6)	For each of our named executive officers, “All Other Compensation” for 2018 consists of the payments that are shown in the table below:

Name		401(k) Company Match ($)	Company Paid Life Insurance Premiums ($)	Auto Allowance ($)	Commuting Expenses(a) ($)	Total ($)
Sheryl D. Palmer	2018	11,231	966	14,455	4,128	30,780
C. David Cone	2018	11,141	966	7,228	—	19,335
Darrell C. Sherman	2018	11,145	966	7,228	—	19,339

(a)	For part of 2018 we paid the commuting expense of Ms. Palmer’s flights from her residence in Las Vegas, Nevada to our corporate headquarters in Scottsdale, Arizona.

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COMPENSATION DISCUSSION AND ANALYSIS

Grants of Plan-Based Awards

The following table summarizes awards under our annual cash incentive bonus program and awards granted under the 2013 Omnibus Plan as part of our 2018 long-term incentive plan to each of our named executive officers in the year ended December 31, 2018.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name and Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sheryl D. Palmer
2018 Bonus Program		250,000	2,000,000	3,500,000
Options(4)	2/12/2018								150,830	23.84	1,000,003
Service-based RSUs(4)	2/12/2018							41,946			999,993
Performance RSUs(4)(5)	2/12/2018				20,973	41,946	73,406				1,053,817
Performance RSUs(4)(6)	2/12/2018				20,973	41,946	73,406				999,993
C. David Cone
2018 Bonus Program		98,438	787,500	1,378,125
Options(4)	2/12/2018								44,542	23.84	295,313
Service-based RSUs(4)	2/12/2018							12,387			295,306
Performance RSUs(4)(5)	2/12/2018				6,194	12,387	21,677				311,201
Performance RSUs(4)(6)	2/12/2018				6,194	12,387	21,677				295,306
Darrell C. Sherman
2018 Bonus Program		81,058	648,462	1,134,808
Options(4)	2/12/2018								26,244	23.84	173,998
Service-based RSUs(4)	2/12/2018							7,299			174,008
Performance RSUs(4)(5)	2/12/2018				3,650	7,299	12,773				183,375
Performance RSUs(4)(6)	2/12/2018				3,650	7,299	12,773				174,008

(1)

Under our annual cash incentive bonus program, each named executive officer is eligible to receive an annual cash incentive bonus for the fiscal year, the amount of which will vary depending on the degree of attainment of certain performance goals, as described in “Compensation Discussion and Analysis—Key Elements of Our Executive Compensation Programs—Annual Cash Incentive Bonuses.” This column shows the potential amount of the bonus if performance goals were attained at certain threshold, target or stretch (maximum) levels. Note that the “threshold” amount assumes that the only performance goal achieved (at the threshold level) was the goal that accounts for the least weight in our calculation of the Actual Attainment Percentage when achieved at the threshold level.

(2)

Amounts reflect the Performance RSUs granted under our 2018 long-term incentive program. Performance RSUs will be eligible to vest at the end of the three-year performance period based upon the Company’s performance against relative TSR goals and RONA goals, subject to the named executive officer’s continued employment through the date after the performance period that the compensation committee determines and certifies the applicable level of performance achieved. The threshold amounts shown reflect the number of shares which will be delivered assuming that threshold attainment is met for the performance goals. The maximum amounts shown reflect the number of shares which will be delivered assuming maximum attainment against performance goals. Please refer to the “Compensation Discussion and Analysis—Key Elements of Our Executive Compensation Programs—Long-Term Incentives—Equity Based—2018 Equity Awards” for additional information.

(3)

Amounts in this column show the grant date fair value of the stock options, Service RSU awards and Performance RSU awards granted to our named executive officers. Please refer to footnotes (1), (2) and (3) under the Summary Compensation Table for additional information.

(4)	Amounts represent grants of stock options, Service-based RSUs and Performance RSUs with respect to our annual long-term incentive plan.

(5)	Represents performance RSUs which vest subject to our relative TSR.

(6)	Represents performance RSUs which vest subject to our RONA.

See “Compensation Discussion and Analysis—Other Program Attributes—Employment Agreements, Severance Protection and Restrictive Covenant Agreements” for additional details regarding the employment agreements with our named executive officers, see “Compensation Discussion and Analysis—Key Elements of Our Executive Compensation Programs—Annual Cash Incentive Bonuses” for additional details regarding the annual cash bonus program for our named executive officers, and see “Compensation Discussion and Analysis—Key Elements of Our Executive Compensation Programs—Long-Term Incentives—Equity-Based” for a discussion of the material terms of the equity awards reflected in the Summary Compensation Table and the Grants of Plan-Based Awards table.

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COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity and Equity-Based Awards at Fiscal Year-End

The following table provides information concerning the unexercised stock options outstanding and unvested equity and stock awards for each of our named executive officers as of the end of 2018.

		Option Awards				Equity or Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned RSUs That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market Value of Unearned RSUs That Have Not Vested ($)(2)
Sheryl D. Palmer
Options	4/12/2013	200,000		22.00	4/12/2023	—	—	—	—
Options(3)	2/9/2015	76,649	25,550	18.73	2/9/2025	—	—	—	—
Service-based RSUs(5)	2/9/2015	—	—	—	—	14,015	222,839	—	—
Options(4)	2/8/2016	119,535	119,536	11.30	2/8/2026	—	—	—	—
Service-based RSUs(5)	2/8/2016	—	—	—	—	51,623	820,806	—	—
Performance RSUs(6)	2/8/2016	—	—	—	—	—	—	154,868	2,462,401
Options(7)	2/2/2017	40,064	120,192	18.74	2/2/2027	—	—	—	—
Service-based RSUs(5)	2/2/2017	—	—	—	—	46,692	742,403	—	—
Performance RSUs(6)	2/2/2017	—	—	—	—	—	—	93,384	1,484,806
Options(8)	2/12/2018	—	150,830	23.84	2/12/2028	—	—	—	—
Service-based RSUs(9)	2/12/2018	—	—	—	—	41,946	666,941	—	—
Performance RSUs(6)	2/12/2018	—	—	—	—	—	—	83,892	1,333,883
C. David Cone
Options	4/12/2013	175,000		22.00	4/12/2023	—	—	—	—
Options(3)	2/9/2015	16,790	5,597	18.73	2/9/2025	—	—	—	—
Service-based RSUs(5)	2/9/2015	—	—	—	—	3,070	48,813	—	—
Options(4)	2/8/2016	34,153	34,153	11.30	2/8/2026	—	—	—	—
Service-based RSUs(5)	2/8/2016	—	—	—	—	14,750	234,525	—	—
Performance RSUs(6)	2/8/2016	—	—	—	—	—	—	44,248	703,543
Options(7)	2/2/2017	12,019	36,058	18.74	2/2/2027	—	—	—	—
Service-based RSUs(5)	2/2/2017	—	—	—	—	14,007	222,711	—	—
Performance RSUs(6)	2/2/2017	—	—	—	—	—	—	28,014	445,423
Options(8)	2/12/2018	—	44,542	23.84	2/12/2028	—	—	—	—
Service-based RSUs(9)	2/12/2018	—	—	—	—	12,387	196,953	—	—
Performance RSUs(6)	2/12/2018	—	—	—	—	—	—	24,774	393,907
Darrell C. Sherman
Options	4/12/2013	67,500		22.00	4/12/2023	—	—	—	—
Options(3)	2/9/2015	12,091	4,030	18.73	2/9/2025	—	—	—	—
Service-based RSUs(5)	2/9/2015	—	—	—	—	2,211	35,155	—	—
Options(4)	2/8/2016	17,503	17,504	11.30	2/8/2026	—	—	—	—
Service-based RSUs(5)	2/8/2016	—	—	—	—	7,559	120,188	—	—
Performance RSUs(6)	2/8/2016	—	—	—	—	—	—	22,676	360,548
Options(7)	2/2/2017	7,297	21,893	18.74	2/2/2027	—	—	—	—
Service-based RSUs(5)	2/2/2017	—	—	—	—	8,505	135,230	—	—
Performance RSUs(6)	2/2/2017	—	—	—	—	—	—	17,010	270,459
Options(8)	2/12/2018	—	26,244	23.84	2/12/2028	—	—	—	—
Service-based RSUs(9)	2/12/2018	—	—	—	—	7,299	116,054	—	—
Performance RSUs(6)	2/12/2018	—	—	—	—	—	—	14,598	232,108

(1)	For additional information on vesting upon specified termination events or a change in control, see “—Potential Payments Upon Termination of Employment or Change in Control.”

(2)	Calculated using the NYSE closing price of $15.90 per share of our Class A common stock on December 31, 2018, the last trading day of 2018.

(3)	The remaining unvested portion of these stock options vest and become exercisable on February 9, 2019, subject to continued employment through the applicable vesting date.

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COMPENSATION DISCUSSION AND ANALYSIS

(4)

The remaining unvested portion of these stock options vest and become exercisable ratably in two equal installments on each of February 8, 2019 and 2020, subject to continued employment through the applicable vesting date.

(5)

Service-based RSUs vest ratably in three substantially equal installments of 33 1/3% on each of the second, third and fourth anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(6)

Performance RSUs vest based on the achievement of performance goals over a three-year performance period, subject to continued employment through the final date that the compensation committee determines and certifies the level of performance achieved under the applicable performance measures following the end of the three-year performance period. Amounts reflect the target number of shares that could vest as of the end of the performance period. See “Compensation Discussion and Analysis — Key Elements of Our Executive Compensation Programs — Long-Term Incentives—Equity Based” for additional information regarding the performance periods applicable to the respective performance measures.

(7)

The remaining unvested portion of these stock options vest and become exercisable ratably in three equal installments of 33 1/3% on each of the second, third, and fourth anniversaries of February 2, 2017, subject to continued employment through the applicable vesting date.

(8)

These stock options vest and become exercisable ratably in four equal installments of 25% on each of the first, second, third and fourth anniversaries of February 12, 2018, subject to continued employment through the applicable vesting date.

(9)

Service-based RSUs vest ratably in three substantially equal installments of 33 1/3% on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

Option Exercises and Stock Vested Table

The following table provides information concerning the vesting of equity awards during 2018 on an aggregated basis for each of our named executive officers. None of the stock options granted to our named executive officers were exercised in 2018.

	Service-Based RSUs(1)(2)		Performance-Based RSUs(3)		Holding Vehicle Performance Units(4)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Holding Vehicle Performance Units Vested (#)	Value Realized on Vesting ($)
Sheryl D. Palmer	39,826	957,284	21,023	501,609	1,242,857	2,701,349
C. David Cone	10,444	251,148	4,605	109,875	271,428	487,509
Darrell C. Sherman	5,990	143,961	3,317	79,144	325,000	705,633

(1)	These values include the following:

a.	For Ms. Palmer: 14,015 units vested in respect of the 2015 Service-based RSU grant and 25,811 units vested in respect of the 2016 Service-based RSU grant.

b.	For Mr. Cone: 3,070 units vested in respect of the 2015 Service-based RSU grant and 7,374 units vested in respect of the 2016 Service-based RSU grant.

c.	For Mr. Sherman: 2,211 units vested in respect of the 2015 Service-based RSU grant and 3,779 units vested in respect of the 2016 Service-based RSU grant.

(2)	The value realized on vesting was based on the closing price of our Class A common stock on the NYSE on the applicable vesting dates, i.e., February 9, 2018 ($23.92) and February 8, 2018 ($24.10).

(3)	Reflects the vesting of the 2015 TSR Performance RSUs on March 9, 2018. The value realized on vesting was based on the closing price of our Class A common stock on that date ($23.86).

(4)

Fifty percent (50%) of our named executive officers’ profits interests in the TPG Holding Vehicle and the Oaktree Holding Vehicle (such profits interests, collectively, the “Holding Vehicle Performance Units”) issued to them in connection with our IPO in 2013 vested in January 2018 in connection with TPG’s and Oaktree’s achievement of a return on their respective equity investments of at least 2.5x. The value of such vested Holding Vehicle Performance Units is equal to the distributions in respect of such Holding Vehicle Performance Units that each named executive officer became entitled to receive on the vesting date.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Sheryl D. Palmer	Taylor Morrison Cash Balance Pension Plan	13.0	100,313	—
Darrell C. Sherman	Taylor Morrison Cash Balance Pension Plan	10.0	21,186	—

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COMPENSATION DISCUSSION AND ANALYSIS

(1)

As of December 31, 2018, each participating named executive officer was fully vested in his or her respective retirement plan benefit. Pursuant to the terms of the Taylor Morrison Cash Balance Pension Plan, a year of service is credited once a participant has worked 1,000 hours in that year. Mr. Cone does not participate in the Taylor Morrison Cash Balance Pension Plan as he began employment with us on October 15, 2012, and the plan was frozen as of December 31, 2010.

(2)

These amounts represent the actuarial present value of the total retirement benefit that would be payable to each respective named executive officer under the Taylor Morrison Cash Balance Pension Plan as of December 31, 2018. The following key actuarial assumptions and methodologies were used to calculate the present value of accumulated benefits under the Taylor Morrison Cash Balance Pension Plan: a discount rate of 4.21% and Adjusted RP-2014 Mortality Tables with MP-2018 projection scale.

Pension benefits are provided to our named executive officers under the Taylor Morrison Cash Balance Pension Plan (the “Pension Plan”). Effective December 31, 2010, the Pension Plan was frozen as to new participants and future accruals. Ms. Palmer and Mr. Sherman were each eligible for early retirement under the Pension Plan for 2018.

The following table is an overview of the current terms and provisions of the frozen Pension Plan.

Pension Plan
Purpose	To provide a retirement benefit for eligible employees in recognition of their contributions to the overall success of our business.
Eligibility

U.S. salaried and hourly employees, including the named executive officers. The Pension Plan was frozen effective December 31, 2010. Employees hired January 1, 2011, or later are not eligible to participate in the Pension Plan.

Retirement Date & Early Retirement Date

Normal Retirement: The first day of the month coinciding with or next following the participant’s 65th birthday, or if later the participant’s fifth anniversary of joining the Pension Plan.

Early Retirement: The first day of the month coinciding with or next following the participant’s 50th birthday, and has completed at least five years of service with us.

Pension Formula

Normal Retirement: Quarterly credits based on the employee’s age and eligible compensation (including regular compensation for services, commissions, bonuses, leave cash-outs, deferred compensation, but excluding separation payments), with the size of our contributions increasing based on the participant’s age. Our contributions range from 2% to 4% of eligible compensation, plus 1% of eligible compensation over the social security wage base. As of December 31, 2010, the Pension Plan was frozen with regard to pay credits.

Early Retirement: Same as normal retirement, however, if the participant elects to receive payments as of the early retirement date, the benefit will be equal to the actuarial equivalent of the normal retirement benefit.

Form of Benefit

Normal Retirement: Paid as a monthly pension commencing on the participant’s retirement date and continuing for the participant’s life, with survivor benefits following the participant’s death continuing to the participant’s spouse during the spouse’s life at a rate equal to 50% of the rate at which such benefits were payable to the participant (i.e., a joint and 50% survivor annuity). A participant who is unmarried at the time benefits become payable under the Pension Plan shall be entitled to a monthly pension continuing for the participant’s life. However, the form of distribution of such benefit shall be determined pursuant to the provisions of the pension plan (i.e., one lump-sum cash payment, monthly pension payable over the life of the participant, etc.).

Early Retirement: Same as normal retirement.

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COMPENSATION DISCUSSION AND ANALYSIS

Potential Payments Upon Termination of Employment or Change in Control

The following summaries and tables describe and quantify the potential payments and benefits that we would provide to our named executive officers in connection with termination of employment and/or change in control. In determining amounts payable, we have assumed in all cases that the termination of employment and/or change in control occurred on December 31, 2018. The amounts that would actually be paid to our executive officers upon a termination of employment will depend on the circumstances and timing of termination or change in control.

Severance Benefits

Under the Employment Agreements, upon a termination without “cause” or a resignation for “good reason” (each as defined in the Employment Agreements and referred to herein as a “Qualifying Termination”), in addition to receiving his or her accrued but unpaid base salary, benefits, vacation pay, reimbursable expenses, and annual bonus earned but not paid in respect of a prior year (together, the “Accrued Benefits”), each named executive officer would be entitled to receive, subject to execution of a release of claims, (a) 12 months (30 months, in the case of Ms. Palmer) of continued base salary, (b) a 12-month (30-month, for Ms. Palmer) COBRA subsidy, (c) a prorated annual bonus for the year of termination, based on actual performance, and (d) up to 12 months of outplacement assistance. However, if such termination occurs at any time (x) following the execution of a definitive agreement with a third party that, if consummated, would result in a “change in control” (as defined in the 2013 Omnibus Plan), but before such transaction is consummated (and subject to such consummation), or (y) within 24 months following a “change in control” ((x) or (y), as applicable, a “CIC Qualifying Termination”), then the payments in clause (a) are instead a lump sum payment equal to 1.5 times (2.5 times for Ms. Palmer) the sum of an named executive officer’s base salary and the higher of his or her target bonus or average annual bonus paid in or payable in respect of (whichever results in a higher average) the three completed calendar years that preceded the date of termination, and the prorated bonus in clause (c) will be prorated based on target level of performance.

Ms. Palmer’s Employment Agreement also provides her with an opportunity to receive a special retirement bonus in the amount of $1,000,000, if she voluntarily terminates her employment from the homebuilding industry and does not resume employment in the industry in any capacity for a period of five years following such departure. The special retirement bonus is payable in equal installments over the period that the first $1,000,000 in cash severance would have otherwise been payable if Ms. Palmer resigned for good reason or if we had terminated her employment without cause. In the event that Ms. Palmer resumes employment in the homebuilding industry within such five-year period, she will be required to repay the special retirement bonus to us.

For purposes of the Employment Agreements, “cause” generally means (i) a material breach by the named executive officer of his or her respective employment agreement, any equity agreement or any of our policies (subject to up to a 15-day period to cure such breach or failure if reasonably susceptible to cure); (ii) the named executive officer’s gross negligence or willful misconduct, which is injurious to us (subject to up to a 15-day period to cure such breach or failure if reasonably susceptible to cure); or (iii) the named executive officer’s conviction of, or guilty plea (or plea of nolo contendere) or confession to, a felony or other crime involving dishonesty, fraud, breach of any fiduciary obligation to our board of directors or any of our equity holders, or unethical business conduct.

For purposes of the Employment Agreements, “good reason” generally means (i) any material diminution in the nature or status of named executive officer’s title, duties, responsibilities or authority, including by reason of such executive’s no longer holding a certain position of a publicly traded company following a change in control, (ii) any material diminution in the named executive officer’s base salary or bonus opportunity, other than a decrease in base salary or bonus opportunity that applies to a similarly situated class of employees, (iii) a material breach of the employer’s obligations under the Employment Agreement, or (iv) a change of the named executive officer’s principal place of business to a location more than 50 miles from its then present location; provided, that the named executive officer provides us with written notice of any fact or circumstance believed by him or her to constitute good reason within 90 days of the occurrence of such fact or circumstance and subject to a 30-day period to cure such fact or circumstance.

For purposes of the Employment Agreements, “change in control” has the same meaning contained in the 2013 Omnibus Plan (or any successor plan thereto).

Ms. Palmer and Messrs. Cone and Sherman are each party to a restrictive covenant agreement, which includes an 18-month post-employment non-compete and non-solicit of customers and employees in connection with certain terminations of employment; however, for Messrs. Cone and Sherman, if termination is without cause by us or the executive resigns for good reason, the covenants apply only through the duration of the period in which the executive

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COMPENSATION DISCUSSION AND ANALYSIS

is receiving severance. In addition to the restrictive covenant agreements, each Employment Agreement includes restrictive covenants pertaining to confidential information, nondisparagement and intellectual property, and, in addition, Messrs. Cone and Sherman each have a two-year post-termination non-solicit of employees and non-solicit of customers and suppliers.

Treatment of Equity Awards upon Termination (Not in Connection with a Change in Control). Under the terms of our 2013 Omnibus Plan and the award agreements for awards issued thereunder, upon any termination of employment, whether with or without “cause” or “good reason,” or by reason of an employee’s death or disability, unvested options and RSUs (both Service-based RSUs and Performance RSUs) are forfeited for no consideration. Vested options may be exercised for a period of 90 days following a termination without “cause” or for “good reason,” and for a period of one year following a termination by reason of death or disability. If an employee is terminated for cause, all of the employee’s options, whether vested or unvested, expire immediately upon termination.

For each of our named executive officers, the Omnibus Amendment provided for the following treatment upon an Eligible Retirement with respect to their equity awards granted in February 2018:

•	Performance RSUs will continue to be eligible to vest at the end of the applicable three-year performance period (based on actual performance); and

•

Service-based RSUs and stock options will vest in full, and our named executive officers will generally be permitted to exercise such vested stock options during the one year following such Eligible Retirement.

The Omnibus Amendment defines an “Eligible Retirement” as a retirement by the named executive officer that is at least 12 months following the applicable grant date at a time when (i) he or she has completed a minimum of five years of employment with the Company and its subsidiaries and attained at least 55 years of age, and (ii) his or her age plus years of consecutive employment equals at least 70. As of December 31, 2018, none of our named executive officers could resign for an Eligible Retirement, however, Ms. Palmer will become Retirement Eligible in April 2019.

Change in Control Benefits

We do not provide our named executive officers with any single-trigger change in control payments or benefits. If a change in control were to have occurred on December 31, 2018, and our named executive officers remained employed by us, there would have been no payments due to our named executive officers under any of our plans.

In addition to the enhanced severance described above following a CIC Qualifying Termination, each named executive officer’s outstanding stock options shall become immediately vested and exercisable and outstanding Service-based RSU awards will become 100% vested upon a CIC Qualifying Termination. For equity awards subject to a performance condition (including Performance RSUs), upon a change in control, all performance goals applicable to awards that vest based on both the completion of a period of service and the satisfaction of a performance condition will be deemed achieved at the “target” level, and such named executive officer will be eligible to vest in the performance award on the last date of the applicable service period, subject to each grantee’s continued employment. However, if the named executive officer experiences a CIC Qualifying Termination, then the grantee will vest in the performance award on the date of termination (or the date of the change in control, if later).

The Employment Agreements provide that, to the extent a named executive officer would be subject to Section 280G or 4999 of the Code, the named executive officer’s parachute payments would be reduced to the extent that no portion of the payment shall be subject to the excise tax, but only if the named executive officer’s net after-tax benefit would exceed what the net after-tax benefit would have been if such reduction were not made and the named executive officer paid the applicable excise tax. No named executive officer has any right to receive a “gross up” for any excise tax imposed by Section 4999 of the U.S. Internal Revenue Code, or any other U.S. federal, state, and local income tax.

Calculations of Benefits to Which Executives Would be Entitled

The following table summarizes the severance benefits that would have been payable to each of our named executive officers upon a Qualifying Termination, retirement and a CIC Qualifying Termination, assuming that the triggering

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COMPENSATION DISCUSSION AND ANALYSIS

event or events occurred on December 31, 2018; the dollar value of the payments and other benefits to be provided to each of the named executive officers are estimated to be as follows:

Estimated Payments and Benefits upon Termination or in Connection with a Change in Control

Name and Form of Compensation	Qualifying Termination ($)		Retirement ($)		CIC Qualifying Termination ($)
Sheryl D. Palmer
Base Severance	2,500,000	(1)	—		7,500,000	(7)
Prorated Bonus	1,254,800	(2)	—		2,000,000	(8)
Continued Benefits	41,662	(3)	—		41,662	(3)
Outplacement Services	10,000	(4)	—		10,000	(4)
Accelerated Vesting of Equity Awards	—		—	(5)	8,283,920	(9)
Retirement Bonus	—		1,000,000	(6)	—
Total	3,806,462		1,000,000		17,835,582
C. David Cone
Base Severance	550,000	(1)	—		2,062,500	(7)
Prorated Bonus	511,271	(2)	—		825,000	(8)
Continued Benefits	25,983	(3)	—		25,983	(3)
Outplacement Services	10,000	(4)	—		10,000	(4)
Accelerated Vesting of Equity Awards	—		—	(5)	2,402,980	(9)
Total	1,097,254		—		5,326,463
Darrell C. Sherman
Base Severance	475,000	(1)	—		1,781,250	(7)
Prorated Bonus	436,888	(2)	—		712,500	(8)
Continued Benefits	28,057	(3)	—		28,057	(3)
Outplacement Services	10,000	(4)	—		10,000	(4)
Accelerated Vesting of Equity Awards	—		—	(5)	1,350,274	(9)
Total	949,945		—		3,882,081

(1)

Pursuant to their respective employment agreements, each of Messrs. Cone and Sherman is entitled to an amount equal to one times his respective base salary, and Ms. Palmer is entitled to an amount equal to two and a half times her base salary. Base severance is in the form of salary continuation over a period of twelve months for Messrs. Cone and Sherman and a period of thirty months for Ms. Palmer.

(2)

Pursuant to their respective employment agreements, each of our named executive officers is entitled to a prorated annual bonus for the fiscal year in which employment terminates based on actual performance. For purposes of this table, we have calculated the bonuses assuming that each named executive officer would have received his or her annual bonus based on the actual performance results under our 2018 annual bonus program. We have assumed that the financial targets in the 2018 annual bonus program were able to be determined as of December 31, 2018.

(3)

These amounts reflect the estimated COBRA premiums for the executives and their respective eligible dependents enrolled (if any) in any then-existing group health plans for one year (or in the case of Ms. Palmer, 30 months) as required by their respective employment agreements and assumes that the executive does not become eligible for other health coverage.

(4)	This amount reflects the value of 12 months of outplacement services.

(5)

As of December 31, 2018, none of our named executive officers would have satisfied the age and service requirements with respect to their 2018 equity awards to be able to resign due to an Eligible Retirement and benefit from the additional equity vesting opportunities described above.

(6)

Pursuant to the terms of her employment agreement, in the event Ms. Palmer voluntarily terminates employment in connection with her retirement from the homebuilding industry, in lieu of the salary continuation, prorated bonus and continued benefits payments set forth above, we will pay her a special retirement bonus equal to $1,000,000, which is payable in equal installments as described above.

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COMPENSATION DISCUSSION AND ANALYSIS

(7)

Pursuant to their respective employment agreements, each of our named executive officers will receive a lump sum payment equal to one and a half times (two and a half times for Ms. Palmer) the sum of such named executive officer’s base salary and the higher of his or her target bonus or average annual bonus paid in or payable in respect of (whichever results in a higher average) the three completed calendar years that preceded the date of termination.

(8)

Pursuant to their respective employment agreements, each of our named executive officers is entitled to a prorated annual bonus for the fiscal year in which employment terminates based on target performance.

(9)

Represents the in-the-money value of unvested stock options, unvested Service-based RSUs, and unvested Performance RSUs (at target-level of performance) associated with the acceleration of the vesting of such equity awards under the terms of each named executive officer’s respective employment agreement. In the case of RSUs, the value was based on the NYSE closing price of $15.90 per share of our Class A common stock on December 31, 2018, the last business day of 2018, and, in the case of options, was based on the difference between such closing price and the exercise price of the option. The unvested options in respect of 2015, 2017 and 2018 were out-of-the-money as of December 31, 2018.

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the “Annual Total Compensation”) of our median employee and the Annual Total Compensation of our CEO, Sheryl D. Palmer.

For 2018, our last completed fiscal year:

•	The median Annual Total Compensation of all employees of our Company (other than our CEO), was $94,045.

•	The Annual Total Compensation of Ms. Palmer was $6,772,865.

Accordingly, the ratio of Ms. Palmer’s Annual Total Compensation to the median employee’s Annual Total Compensation was 72 to 1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2018, in accordance with Item 402(u) of Regulation S-K we used the same median employee identified for purposes of our 2017 CEO Pay Ratio Disclosure. During 2018 there were no material changes in our employee population or employee compensation arrangements that would significantly impact our pay ratio disclosure, including our acquisition of AV Homes, Inc. For a discussion of how we identified our median employee, see our 2017 Proxy Statement under “CEO Pay Ratio Disclosure.”

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PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON PAY)

Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the requirements of the SEC, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation. Although this advisory vote is nonbinding, our board of directors and compensation committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs. We intend to conduct future advisory votes on the compensation of our named executive officers every year. We are also required to seek a stockholder vote on the frequency of the advisory say-on-pay vote every six years. In 2014, our board of directors recommended an annual advisory say-on-pay vote. The next advisory say-on-frequency vote is scheduled for 2020.

As described in more detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to have the following attributes:

•	A balanced mix of short-term cash compensation and long-term equity-based compensation;

•	Forfeiture of equity awards upon violation of certain post-employment restrictive covenants;

•	Use of multiple performance measures with no guaranteed incentive payouts;

•	Limitations on the amount of awards that can be made under our equity incentive plans;

•	Consideration of external market data and use of an independent compensation consultant when designing compensation programs;

•

An anti-hedging policy applicable to all employees (including our executive officers and directors) that prohibits purchases of our stock on margin, calls or similar options on our stock, or selling our stock short;

•	An appropriate level of severance protection to ensure continuity of service;

•	No single-trigger change in control features in any of our programs;

•	No gross ups for any excise or other penalty taxes related to compensation paid;

•	Clawback of certain cash and equity incentive compensation; and

•	A modest use of perquisites, which do not make up a material portion of the compensation and benefits provided to our named executive officers.

We encourage stockholders to read the Compensation Discussion and Analysis in this Proxy Statement, which describes the processes our compensation committee used to determine the structure and amounts of the compensation of our named executive officers in 2018 and how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The compensation committee and our board of directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any other related disclosure in this Proxy Statement.”

The proposal will be approved by the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of voting against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

The Board of Directors Recommends a Vote “FOR” the Advisory Vote to Approve the Compensation of our Named Executive Officers.

44 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

The audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Deloitte & Touche LLP has served as our independent public accounting firm since 2011. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment, the audit committee may reconsider whether to retain Deloitte & Touche LLP. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The following table provides information regarding the fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2018 and 2017. All fees described below paid to Deloitte & Touche LLP were pre-approved by the audit committee.

	2018	2017
Audit Fees	$1,438,125	$1,799.951
Audit-Related Fees	282,000	280,000
Tax Fees	1,652,156	1,194,875
All Other Fees	—	2,046

Total	$3,372,281	$3,276,872

Audit Fees

This category includes the aggregate fees during 2018 and 2017 for audit services provided by the independent registered public accounting firm or its affiliates, including for the audits of our annual consolidated financial statements, reviews of each of the quarterly financial statements included in our Quarterly Reports on Form 10-Q and certain subsidiary financial statement audits.

Audit-Related Fees

This category includes the aggregate fees during 2018 and 2017 for services related to the performance of the audits and reviews described in the preceding paragraph that are not included in the Audit Fees category, including fees associated with (i) assistance in undertaking and applying financial accounting and reporting standards, (ii) accounting assistance with regard to actual and proposed transactions, (iii) services rendered in connection with registration statements and (iv) the preparation and review of documents related to our securities offerings.

Tax Fees

This category includes the aggregate fees during 2018 and 2017 for professional tax services provided by the independent registered public accounting firm or its affiliates, including for tax compliance and tax advice.

All Other Fees

Other fees include fees to the independent registered public accounting firm or its affiliates for annual subscriptions to online accounting and tax research software applications and data.

Audit Committee Review and Pre-Approval of Independent Registered Public Accounting Firm’s Services

Our audit committee’s policy is to pre-approve all audit and non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm. The audit committee’s authority to pre-approve

Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement  | 45

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

such services is set forth in the charter of the audit committee, which is available on the Investor Relations page of our corporate website, www.taylormorrison.com, under the category “Corporate Governance.” The audit committee considered whether the non-audit services rendered by and fees paid to Deloitte & Touche LLP were compatible with maintaining Deloitte & Touche LLP’s independence as the independent registered public accounting firm of our financial statements and concluded that they were.

The proposal will be approved by the affirmative vote of the majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of voting against the proposal. Brokers may vote shares with respect to this proposal in the absence of client instructions and, thus, there will be no broker non-votes with respect to this proposal.

The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019.

46 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

AUDIT COMMITTEE REPORT

Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with our management and Deloitte & Touche LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. Deloitte & Touche LLP is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States and for expressing opinions on our internal control over financial reporting.

The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable standards of the PCAOB and has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence. The audit committee has also discussed with Deloitte & Touche LLP their independence.

Based on its reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

AUDIT COMMITTEE

David C. Merritt (Chairman) James Henry Anne L. Mariucci Denise F. Warren

Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement  | 47

  PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION  TO PROVIDE FOR THE DELETION

  OF PROVISIONS RELATING TO OUR FORMER CLASS B COMMON STOCK AND TO RENAME OUR CLASS A COMMON STOCK

Proposal 4: Approval of the Amended and Restated Certificate of Incorporation to Provide for the Deletion of Provisions Relating to our Former Class B Common Stock and to Rename our Class A Common Stock

General

As of October 26, 2018, as a result of our holding company reorganization, the Company has only one class of common stock outstanding. Accordingly, at the Annual Meeting, our stockholders will be asked to approve the Amended and Restated Certificate of Incorporation (our certificate of incorporation as currently in effect, the “Certificate of Incorporation” and, as proposed to be amended and restated, the “Amended and Restated Certificate of Incorporation”) to (i) delete provisions no longer applicable following the exchange of all outstanding shares of our former Class B common stock and paired partnership units of TMM Holdings II Limited Partnership (“New TMM Units”) for shares of Class A common stock; and (ii) to rename our Class A common stock as the “Common Stock,” as described below.

Our board of directors believes that amending and restating the Certificate of Incorporation to provide for a single class of Common Stock is in the best interest of stockholders, simplifies our Certificate of Incorporation and furthers the Company’s commitment to effective corporate governance. Accordingly, on March 7, 2019, our board of directors approved and declared advisable the Amended and Restated Certificate of Incorporation.

Background on Our Recent Reorganization

On October 26, 2018, Taylor Morrison Home II Corporation (formerly known as Taylor Morrison Home Corporation), now a wholly-owned subsidiary of the Company (“Old TMHC”), implemented an internal holding company reorganization, which resulted in the Company becoming the direct parent company of Old TMHC (the “Reorganization”). As part of the Reorganization, the Company assumed the name “Taylor Morrison Home Corporation.”

Pursuant to the Reorganization, (i) each outstanding share of Old TMHC’s Class A common stock, par value $0.00001 per share, was automatically converted into one share of the Company’s Class A common stock, par value $0.00001 per share, and (ii) each outstanding share of Old TMHC’s Class B common stock, par value $0.00001 per share, was automatically converted into one share of the Company’s Class B common stock, par value $0.00001 per share, in each case, evidencing the same proportional interests in the Company and having the same designation, rights, powers and preferences, and qualifications, limitations and restrictions as a share of the respective class of Old TMHC’s common stock immediately prior to the conversion thereof. As a result, Old TMHC’s stockholders automatically became stockholders of the Company, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Old TMHC immediately prior to the Reorganization.

In connection with the Reorganization and a Contribution Agreement (the “Contribution Agreement”) among the Company, Old TMHC and the holders of Old TMHC’s Class B common stock and paired New TMM Units party thereto (the “Paired Interest Holders”), following the consummation of the Reorganization, each Paired Interest Holder contributed its New TMM Units and paired shares of the Company’s Class B common stock to the Company in exchange, on a one-for-one basis, for shares of the Company’s Class A common stock (the “Exchange”). In the Exchange, 863,434 New TMM Units and Class B Shares were contributed to the Company. As a result of the Exchange, TMM became an indirect wholly-owned subsidiary of the Company. All of the Class B shares were cancelled following the Exchange. Therefore, the Company now has only one class of common stock outstanding.

Changes in the Certificate of Incorporation

Currently under our Certificate of Incorporation, the Company is authorized to issue 600,000,000 shares of common stock, divided into 400,000,000 shares of Class A common stock and 200,000,000 shares of Class B common stock, each with a par value of $0.00001 per share. The Certificate of Incorporation also confers certain voting rights on

48 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

  PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF  INCORPORATION TO PROVIDE FOR THE DELETION

  OF PROVISIONS RELATING TO OUR FORMER CLASS B COMMON STOCK AND TO RENAME OUR CLASS A COMMON STOCK

holders of outstanding shares of Class B common stock and provides for the exchange, from time to time, of Class B common stock with a corresponding New TMM Unit for Class A common stock. Accordingly, we are seeking stockholder approval to:

•	delete provisions relating to our former Class B common stock, which are no longer applicable following the Exchange: and

•	rename our remaining class of common stock, i.e., the Class A common stock, as the “Common Stock.”

We are NOT seeking to increase the number of shares authorized for issuance under the Certificate of Incorporation.

If stockholders approve the Amended and Restated Certificate of Incorporation, the Company will be authorized to issue 400,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, consistent with the existing authorized capital in our Certificate of Incorporation. For avoidance of doubt, each certificate that previously represented shares of Class A common stock shall continue to represent an identical number of shares of Common Stock, unless the same shall be surrendered for transfer or exchange.

Appendix A to this Proxy Statement shows the proposed changes to the Certificate of Incorporation to reflect the elimination of our former Class B common stock, to delete those provisions of the Certificate of Incorporation that are no longer applicable as a result of the Exchange and to rename our Class A common stock as the “Common Stock.” The above description of this Proposal is qualified in its entirety by the actual text of the proposed Amended and Restated Certificate of Incorporation, as set forth in Appendix A.

Effective Date and Vote Required

If this charter amendment and restatement Proposal is approved by the requisite vote of our stockholders at the Annual Meeting, the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware and become effective on June 10, 2019. As required by Delaware law, if this charter amendment and restatement Proposal is not approved by the requisite vote of our stockholders at the Annual Meeting, the Amended and Restated Certificate of Incorporation will not become effective.

This charter amendment and restatement Proposal requires the approval by the affirmative vote of the majority of the shares of our outstanding common stock. Abstentions will have the effect of a vote against the proposal. In addition, any stockholder who fails to vote will also have the effect of a vote against this proposal. Brokers may vote shares with respect to this proposal in the absence of client instructions and, thus, there will be no broker non-votes with respect to this proposal.

The Board of Directors Recommends a Vote “FOR” the Approval of the Amended and Restated Certificate of Incorporation as Described Above and as Set Forth in Appendix A Hereto.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth certain information known to us, based on filings made under Section 13(d) and 13(g) of the Exchange Act, regarding the beneficial ownership of our Class A common stock as of the Record Date by:

•	each person who is known by us to be the beneficial owner of more than 5% of any class or series of our capital stock;

•	each of our directors and each executive officer who has been deemed a “named executive officer” pursuant to SEC rules; and

•	all of our directors and executive officers as a group.

The amounts and percentages of Class A common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

The percentages included in the following table are based on                      shares of Class A common stock outstanding as of the Record Date. There were no shares of Class B common stock outstanding as of the Record Date.

	Class A Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
Beneficial Owners of More than 5%
The Vanguard Group(3)	11,101,774
BlackRock, Inc.(4)	9,106,907
FMR LLC(5)	8,754,020
Dimensional Fund Advisors LP(6)	8,734,795
Donald Smith & Co., Inc.(7)	8,593,698
TPG Advisors VI, Inc.(8)	8,208,737
Named Executive Officers and Directors
Sheryl D. Palmer
C. David Cone
Darrell C. Sherman
Jeffry L. Flake
James Henry
Peter Lane
Anne L. Mariucci
David C. Merritt
Andrea Owen
Denise F. Warren
All Directors and Executive Officers as a group (10 persons)

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner in the table above is: 4900 N. Scottsdale Road, Suite 2000, Scottsdale, AZ 85251.

(2)

The number of shares reported under “Class A Common Stock Beneficially Owned” represents as of the Record Date: (a) shares of Class A common stock; (b) vested stock options; (c) vested DSUs; and (d) unvested stock options, unvested RSUs and unvested DSUs that, in each case, will vest within 60 days of the Record Date (such collective amount in (a)-(d), the “Holder’s Beneficial Ownership,”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

and such collective amount in (b)-(d), the “Holder’s Vested and Vesting Equity”). The percentage reported under “Class A Common Stock Beneficially Owned” reflects the Holder’s Beneficial Ownership divided by the sum of (x) the shares of Class A common stock outstanding as of the Record Date and (y) the Holder’s Vested and Vesting Equity.

The Holders’ Vested and Vesting Equity as of the Record Date for each of our directors, named executive officers and directors and executive officers as a group is as follows:

Name	Options	RSUs	DSUs
Sheryl D. Palmer
C. David Cone
Darrell C. Sherman
Jeffry L. Flake
James Henry
Peter Lane
Anne L. Mariucci
David C. Merritt
Andrea Owen
Denise F. Warren
All Directors and Executive Officers as a group (10 persons)

(3)

As reported in a Schedule 13G/A filed with the SEC on March 11, 2019, The Vanguard Group has sole voting power over 135,143 shares of our Class A common stock, shared voting power over 13,233 shares of our Class A common stock, sole dispositive power over 10,966,957 shares of our Class A common stock and shared dispositive power over 134,817 shares of our Class A common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

As reported in a Schedule 13G/A filed with the SEC on February 6, 2019, Blackrock, Inc. has sole voting power over 8,804,236 shares of our Class A common stock and sole dispositive power over 9,106,907 shares of our Class A common stock. The address for Blackrock is 55 East 52nd Street, New York, NY 10055.

(5)

As reported in a Schedule 13G/A filed with the SEC on January 10, 2018, FMR LLC and Abigail P. Johnson have sole voting power over 1,422,978 shares of our Class A common stock and sole dispositive power over 8,754,020 shares of our Class A common stock. The address for each of the foregoing beneficial owners is 245 Summer Street, Boston, Massachusetts 02210.

(6)

As reported in a Schedule 13G/A filed with the SEC on February 8, 2019, Dimensional Fund Advisors LP has sole voting power over 8,565,518 shares of our Class A common stock and sole dispositive power over 8,734,795 shares of our Class A common stock. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(7)

As reported in a Schedule 13G filed with the SEC on February 8, 2019, Donald Smith & Co., Inc. has sole voting power over 3,957,108 shares of our Class A common stock and sole dispositive power over 8,593,698 shares of our Class A common stock, and Donald Smith Long/Short Equities Fund, L.P. has sole voting power over 27,347 shares of our Class A common stock and sole dispositive power over 8,593,698 shares of our Class A common stock. The address for each of the foregoing beneficial owners is 152 West 57th Street, New York, New York 10019.

(8)

As reported in a Schedule 13G filed with the SEC on October 12, 2018, TPG Advisors VI, Inc. (“TPG Advisors”), David Bonderman and James G. Coulter have shared voting power over 8,208,737 shares of our Class A common stock and shared dispositive power over 8,208,737 shares of our Class A common stock. The address for each of the foregoing beneficial owners is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. Represents shares received by TPG Advisors in connection with the acquisition of AV Homes, Inc. on October 2, 2018.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

Described below are related person transactions (as defined below) that occurred during 2018, that are continuing or that are currently proposed. The transactions described herein include those involving our Former Principal Equityholders who, as discussed below, no longer own any shares of our common stock.

Reorganization Agreement

In connection with the transactions effecting our pre-IPO reorganization (the “Pre-IPO Reorganization Transactions”), we entered into a reorganization agreement with New TMM and other subsidiaries of ours, the Former Principal Equityholders and other existing limited partners of TMM and the TPG and Oaktree Holding Vehicles, which governed the Pre-IPO Reorganization Transactions. In addition, under the reorganization agreement, our Former Principal Equityholders and certain members of our management and our board of directors subscribed for a number of shares of our Class B common stock equal to the number of New TMM Units they then owned, at a price equal to the par value per share of Class B common stock. As described below, our Former Principal Equityholders sold all of their New TMM Units and a corresponding number of shares of Class B common stock and no longer hold any equity interest in the Company.

For information on beneficial ownership by our significant stockholders, directors and executive officers of our Class A common stock as of the most recent practicable date, see “Security Ownership of Certain Beneficial Owners, Directors and Management.”

Securities Offerings Involving the Former Principal Equityholders

During January 2018, we conducted two registered public offerings of shares of our Class A common stock and used all of the net proceeds from these offerings to purchase New TMM Units and a corresponding number of shares of our Class B common stock from our Former Principal Equityholders at a price per TMM Unit equal to the same per share price the underwriters paid in the corresponding registered offering. In connection with the offerings completed in 2018, the TPG Holding Vehicle and the Oaktree Holding Vehicle each received proceeds from their sale of New TMM Units and Class B common stock in an aggregate amount of $383.6 million.

In addition, in January 2018, in a series of privately negotiated transactions conducted concurrently with each of the January 2018 registered public offerings, we purchased New TMM Units and a corresponding number of shares of our Class B common stock directly from the TPG Holding Vehicle and the Oaktree Holding Vehicle at a price per New TMM Unit equal to the same per share price the underwriters paid in the corresponding registered offering. The TPG Holding Vehicle and the Oaktree Holding Vehicle each received proceeds from the Company from their sale of New TMM Units and Class B common stock in an aggregate amount of $100.9 million.

As a result of the January 2018 offerings, the Former Principal Equityholders completed the disposition of their original investment in the Company.

The foregoing transactions were undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee.

Holding Company Reorganization

As described under Proposal 4 above, on October 26, 2018, we completed a Reorganization, which resulted in the Company owning all of the outstanding common stock of Old TMHC. Consequently, Old TMHC became a direct, wholly-owned subsidiary of TMHC. In the Reorganization, Old TMHC’s stockholders became stockholders of the Company, on a one-for-one basis, with the same number of shares and ownership percentage of the corresponding class of Old TMHC common stock that they held immediately prior to the holding company reorganization.

Additionally, Old TMHC and the Company had also entered into arrangements with certain holders of New TMM Units and the corresponding paired shares of Class B common stock, including certain of our directors and members of our management. Pursuant to such arrangements, on October 26, 2018, following the Reorganization, all of the outstanding shares of the Company’s Class B common stock, together with the corresponding New TMM Units, were exchanged for the Company’s Class A common stock, which eliminated the minority interest in New TMM. All outstanding shares of Class B common stock were retired following the exchange.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

New TMM Limited Partnership Agreement

In connection with the Pre-IPO Reorganization Transactions, Taylor Morrison Home Corporation, our Former Principal Equityholders and certain members of our management and our board of directors entered into the limited partnership agreement of New TMM (the “New TMM LPA”). As a result of the Pre-IPO Reorganization Transactions and in accordance with the terms of the New TMM LPA, New TMM, through TMM and its subsidiaries, would exercise stewardship over the business and affairs of Taylor Morrison Holdings and its subsidiaries and Taylor Morrison Holdings II, Inc. and its subsidiaries. On October 26, 2018, as a result of our Reorganization and as described further under Proposal 4 above, New TMM was dissolved, and the New TMM Units, together with all of the outstanding shares of the Company’s Class B common stock, were exchanged for the Company’s Class A common stock. As a result, the New TMM Limited Partnership Agreement is no longer operative.

Exchange Agreement

In connection with the closing of the IPO, Taylor Morrison Home Corporation, our Former Principal Equityholders and certain members of our management and board of directors and other existing and future holders of our New TMM Units (and corresponding Class B common stock) entered into an exchange agreement under which, from time to time, they (or certain transferees thereof) had the right to exchange their New TMM Units (along with a corresponding number of our Class B common stock) for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. As a result of the exchange of all outstanding shares of Class B common stock and paired New TMM Units for Class A common stock following the Reorganization, the Exchange Agreement is no longer operative.

Stockholders Agreement

In connection with the IPO, we entered into a Stockholders Agreement with our Former Principal Equityholders, which contained provisions related to the composition of our board of directors and its committees and permitted our Former Principal Equityholders to nominate directors based on the level of their equity ownership in the Company. As our Former Principal Equityholders no longer own any shares of our common stock, as described above, the Stockholders Agreement is no longer operative.

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with our Former Principal Equityholders and certain members of our management and our board of directors. The registration rights agreement provided several of our Former Principal Equityholders with certain registration rights in respect of shares of our Class A common stock held by them, subject to certain conditions. We were required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares pursuant to the agreement. The agreement also included customary indemnification provisions in favor of our Former Principal Equityholders and the members of management and the members of our board of directors party to the agreement, any person who is or might be deemed a control person (within the meaning of the Securities Act and the Exchange Act) and related parties against certain losses and liabilities (including reasonable costs of investigation and legal expenses) arising out of or based upon any filing or other disclosure made by us under the securities laws relating to any such registration. As our Former Principal Equityholders no longer own any shares of our common stock, as described above, the Registration Rights Agreement is no longer operative.

Indemnification of Directors and Officers

We enter into customary indemnification agreements with our executive officers and directors that provide, in general, that we will provide them with customary indemnification in connection with their service to us or on our behalf.

Joint Ventures

From time to time, we and/or one or more of our subsidiaries entered into land development and/or homebuilding joint ventures with one or more of our Former Principal Equityholders and/or their affiliates. Our joint venture Marblehead Development Partners LLC was formed with affiliates of Oaktree and TPG, our joint venture Tramonto Development Partners, LLC was formed with an affiliate of Oaktree and our joint venture Pacific Point Development Partners LLC was formed with affiliates of Oaktree, in each case, as previously disclosed. These joint ventures remained operative during 2018 under the same terms as originally entered into.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The foregoing joint ventures were undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee.

Other Related Person Transactions

In January 2019, Mr. Cone, one of our executive officers, entered into an agreement to purchase a Taylor Morrison home for approximately $373,243, net of $17,269 pursuant to our home purchase rebate program that provides employees with a 5.5% rebate on purchases of homes built by us. The transaction is expected to close in 2019. Such purchases and sales are conducted in the ordinary course of business, on substantially the same arms-length terms as those prevailing at the time for comparable transactions with non-related parties, other than as relates to the application of customary employee discounts that are made available to all of our employees generally. This transaction was undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee.

Related Person Transaction Policy

We have adopted a written Related Person Transaction Policy, which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our audit committee. In accordance with our Related Person Transaction Policy, our audit committee has overall responsibility for the implementation and compliance with this policy.

For the purposes of our Related Person Transaction Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related person (as defined in our Related Person Transaction Policy) had, has or will have a direct or indirect material interest, in excess of $120,000. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved, or recommended to the board of directors for approval, by our board of directors or compensation committee (or group of independent directors performing a similar function).

Our Related Person Transaction Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our audit committee for consideration. Under our Related Person Transaction Policy, only our audit committee or audit committee chair will be permitted to approve those related person transactions that are in, or not inconsistent with, our best interests. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under our Related Person Transaction Policy and that is ongoing or is completed, the transaction will be submitted to our audit committee so that it may determine whether to ratify, rescind or terminate the related person transaction. Our Related Person Transaction Policy also provides that our audit committee or audit committee chair will review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders.

In reviewing a related person transaction for ratification, or a previously approved or ratified related person transaction for rescission or termination, the audit committee will consider the relevant facts and circumstances, including (i) the importance and fairness of the transaction both to the Company and to the related person; (ii) the business rationale for engaging in the transaction and the benefits to the Company of the proposed related person transaction; (iii) whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (v) whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons or are on terms no less favorable than would have been obtained in an arm’s length transaction with an unaffiliated third party; (vi) if applicable, the availability of other sources of comparable products or services; and (vii) any other matters that the audit committee (or audit committee chair) deems appropriate.

Each of the transactions described herein was made in compliance with our Related Person Transaction Policy, including review and approval by our audit committee.

54 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and beneficial holders of more than 10% of a registered class of our equity securities file with the SEC initial reports of ownership and reports of changes in such ownership.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our executive officers and directors that no other reports were required, all required reports under Section 16(a) of the Exchange Act of our directors, executive officers and beneficial holders of more than 10% of our common stock were timely filed during 2018.

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ADDITIONAL INFORMATION

Additional Information

List of Stockholders of Record

In accordance with Delaware law, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 4:30 p.m. local time at our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251. This list will also be available at the Annual Meeting.

Submission of Stockholder Proposals at Next Year’s Annual Meeting

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2020 Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on                     , 2019, unless the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or after May 29, 2020, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2020 Annual Meeting of Stockholders, stockholders are advised to review our By-laws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between January 30, 2020 and the close of business on February 29, 2020 for the 2020 Annual Meeting of Stockholders. In the event that the 2020 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 60 days after May 29, 2020, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2020 Annual Meeting of Stockholders and no later than the later of (1) the 90th day prior to the 2020 Annual Meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the 2020 Annual Meeting of Stockholders, either by mail or other public disclosure.

All proposals should be sent to our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attention: Office of the Secretary.

We advise you to review our By-laws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent by-law provisions are available on request to the Office of the Secretary at the address set forth above.

Consideration of Stockholder-Recommended Director Nominees

Our nominating and governance committee will consider director nominee recommendations submitted by our stockholders. Stockholders who wish to recommend a director nominee must submit their suggestions in the manner set forth in our By-laws as described above to our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attention: Office of the Secretary.

As required by our By-laws, stockholders should include the name, biographical information and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to be named as a nominee and to serve as a director if elected, among other requirements set forth in our By-laws. Evaluation of any such recommendations is the responsibility of the nominating and governance committee. In the event of any stockholder recommendations, the nominating and governance committee will evaluate the persons recommended in the same manner as other candidates.

Stockholder Communications with the Board of Directors

Any stockholder or other interested party may contact our board of directors as a group, our non-employee directors as a group, or any individual director by sending written correspondence to the following address: Board of Directors,

56 | Taylor Morrison Home Corporation Notice of 2019 Annual Meeting of Stockholders and Proxy Statement

ADDITIONAL INFORMATION

Taylor Morrison Home Corporation, Attn: Office of the Secretary, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251. Stockholders or other interested parties should clearly specify in each communication the name(s) of the group of directors or the individual director to whom the communication is addressed. The Chief Legal Officer and Secretary will review all correspondence and will forward to the board of directors or an individual director a summary of the correspondence received and copies of correspondence that the Chief Legal Officer and Secretary determines requires the attention of the board of directors or such individual director. The board of directors and any individual director may at any time request copies and review all correspondence received by the Chief Legal Officer and Secretary that is intended for the board of directors or such individual director.

Delivery of Materials to Stockholders with Shared Addresses

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another such holder of our common stock are only being sent one Notice of Internet Availability of Proxy Materials or set of proxy materials, unless such holders have provided contrary instructions. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact our investor relations department by telephone at (480) 734-2060, by email at investor@taylormorrison.com or by writing to Investor Relations, Taylor Morrison Home Corporation, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251.

Taylor Morrison Home Corporation

Darrell C. Sherman

Executive Vice President, Chief Legal Officer and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Financial Reports.” Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements and schedules thereto filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Office of the Secretary

Taylor Morrison Home Corporation

4900 N. Scottsdale Road

Suite 2000

Scottsdale, Arizona 85251

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APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

TAYLOR MORRISON HOME~~S~~ CORPORATION

Taylor Morrison Home~~s~~ Corporation, a corporation organized and existing under the laws of the state of Delaware, hereby certifies the following. The name of the Corporation is Taylor Morrison Home~~s~~ Corporation. The Corporation filed its original Certificate of Incorporation with the Secretary of State of Delaware on August 31, 2018 under ~~its current name. This~~the name “Taylor Morrison Homes Corporation.” The Corporation filed its Amended and Restated Certificate of Incorporation on October 25, 2018 and filed its First Amendment to the Amended and Restated Certificate of Incorporation on October 26, 2018, which amended the name of the Corporation to Taylor Morrison Home Corporation. This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation” or this “Certificate”) has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, as the same may be amended from time to time (the “DGCL”). Unless otherwise defined in any other provision of this Certificate, capitalized terms used in the Certificate shall have the meanings assigned to them in Article 15 of the Certificate. The effective date of this Certificate shall be June 10, 2019. The certificate of ~~I~~incorporation of the Corporation is hereby amended and restated in its entirety to read in full as follows:

1. Name. The name of the corporation is Taylor Morrison Home~~s~~ Corporation (the “Corporation”).

2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, State of Delaware 19904, and the name of its registered agent at such address is National Registered Agents, Inc.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is ~~(A): 600,000,000 shares of common stock~~ 450,000,000, divided into: (A) 400,000,000 shares of ~~Class A~~ common stock, with the par value of $0.00001 per share (the “~~Class A~~ Common Stock”) ~~and 200,000,000 shares of Class B common stock, with the par value of $0.00001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”)~~; and (B) 50,000,000 shares of preferred stock, with the par value of $0.00001 per share (the “Preferred Stock”). Upon the effectiveness of this Certificate, (a) the Corporation’s Class A common stock, with the par value of $0.00001 per share (the “Class A Common Stock”), will be renamed as the Common Stock, without further action on the part of the Corporation or any holder thereof; (b) any certificate that, immediately prior to the effectiveness of this Certificate, represented one or more shares of Class A Common Stock, will, from and after the effectiveness of this Certificate, automatically and without the necessity of presenting the same for surrender or exchange, represent the same number of shares of Common Stock; and (c) all references to the Class A Common Stock or any option or right to purchase or acquire shares of Class A Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of ~~any of~~either the ~~Class A~~ Common ~~Stock, Class B Common~~ Stock or Preferred Stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of ~~any of the Class A Common Stock, Class B~~either the Common Stock or Preferred Stock voting separately as a class will be required therefor. Notwithstanding the foregoing, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding plus, in the case of ~~Class A~~ Common Stock, the number of shares of ~~Class A~~ Common Stock issuable in connection with ~~(i) the exchange of all outstanding Class B Common Stock and all outstanding New TMM Units pursuant to Section 2.1 of the Exchange Agreement and (ii)~~ the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for ~~Class A~~ Common Stock.

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5. Classes of Shares. The designation, relative rights, preferences and limitations of the shares of each class of stock are as follows:

5.1 Common Stock.

(i) Voting Rights.

~~(1)~~ Except as may otherwise be provided in this Certificate of Incorporation or by applicable law, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote and shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of Preferred Stock); provided, however, that, to the fullest extent permitted by law ~~and subject to Section 5.1(i)(2)~~, holders of Common Stock, as such, will have no voting power with respect to, and will not be entitled to vote on, any amendment to this Certificate (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding class or series of Preferred Stock if the holders of the affected class or series of Preferred Stock are entitled, either separately or together with the holders of one or more other classes or series, to vote thereon under this Certificate (including any certificate of designations relating to any series of Preferred Stock) or under the DGCL.

~~(2) The holders of the outstanding shares of Class B Common Stock shall be entitled to vote separately as a class upon any amendment to this Certificate (including by merger, consolidation, reorganization or similar event, it being understood that any such merger, consolidation or other business combination that constitutes a Disposition Event in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA in such Disposition Event and receive consideration in such Disposition Event in accordance with the terms of the New TMM LPA as in effect prior to such Disposition Event shall not be deemed an amendment hereof) that would alter or change the powers, preferences, or special rights of the Class B Common Stock so as to affect them adversely.~~

(ii) Dividends; Stock Splits or Combinations.

~~(1)~~ Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the ~~Class A~~ Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the ~~Class A~~ Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the board of directors of the Corporation (the “Board”) in its discretion may determine. ~~Except as otherwise permitted by the New TMM LPA or as otherwise agreed by holders of a majority of the outstanding shares of Class B Common Stock, dividends of cash or property may be declared and paid on the Class A Common Stock only if there is a concurrent and proportionate dividend paid to the holders of outstanding New TMM Units.~~

~~(2) Except as provided in Section 5.1(ii)(3) with respect to stock dividends, dividends of cash or property may not be declared or paid on the Class B Common Stock.~~

~~(3) In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless (a) a corresponding Stock Adjustment in the class of Common Stock not so adjusted (or corresponding voting power adjustment in the case of shares of Class B Common Stock) at the time outstanding is made in the same proportion and the same manner and (b) the Stock Adjustment has been reflected in the same economically equivalent manner on all New TMM Units. Stock dividends with respect to Class A Common Stock may only be paid with Class A Common Stock and/or Preferred Stock. Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock and/or Preferred Stock.~~

(iii) Liquidation and Other Events.

~~(1) In the case of any consolidation, merger or similar event that constitutes a Disposition Event and in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA, the Corporation shall have the right to repurchase each outstanding share of Class B Common Stock upon the consummation of such Disposition Event for an amount per share equal to the par value thereof, and thereafter such holders of Class B Common Stock shall~~

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~~no longer hold such Class B Common Stock and such Class B Common Stock will be transferred to the Corporation and thereupon shall be retired. For the avoidance of doubt, nothing in this Section 5.1(iii)(1) shall impair the right of a holder of Class B Common Stock and Units to exchange such Class B Common Stock and Units pursuant to Section 2.1 of the Exchange Agreement.~~

~~(2) In the case of any consolidation, merger or similar event that shall be subject to Section 3.9 of the New TMM LPA (other than a Disposition Event in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA and receive consideration in such Disposition Event in accordance with the terms of the New TMM Units as in effect prior to such Disposition Event), the Corporation shall make, and shall cause to be made, proper provision to convert all outstanding shares of Class B Common Stock into securities, with substantially the same voting, exchange and economic rights to the Class B Common Stock of the surviving entity (or, as applicable, of any other such entity into which New TMM Units (in combination with shares of Class B Common Stock) are exchangeable following such event).~~

~~(3)~~ In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the holders of all outstanding shares of Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of ~~Class A~~ Common Stock will be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of ~~Class A~~ Common Stock. ~~Without limiting the rights of the holders of Class B Common Stock to exchange their shares of Class B Common Stock together with New TMM Units for shares of Class A Common Stock in accordance with the Exchange Agreement (or for the consideration payable in respect of shares of Class A Common Stock in such voluntary or involuntary liquidation, dissolution or winding up), the holders of shares of Class B Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.~~

~~(iv) Retirement of Class B Common Stock. In the event that no New TMM Units remain exchangeable for shares of Class A Common Stock, the Class B Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that any outstanding share of Class B Common Stock shall cease to be held by a holder of New TMM Units, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and thereupon shall be retired and cease to be outstanding and may not be reissued by the Corporation.~~

~~(v) Exchange of Class B Common Stock and New TMM Units. Class B Common Stock may be exchanged from time to time together with a corresponding New TMM Unit for Class A Common Stock in accordance with the Exchange Agreement.~~

~~(vi) Taxes. The issuance of shares of Class A Common Stock upon the exercise by the Corporation of its right under Section 2.1 of the Exchange Agreement to exchange shares of Class B Common Stock and New TMM Units will be made without charge to the holders of the shares of Class B Common Stock for any stamp or other similar tax in respect of the issuance, unless any such shares of Class A Common Stock are to be issued in a name other than that of the then record holder of the shares of Class B Common Stock being exchanged, in which case the person or persons requesting the issuance thereof will pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in the issuance or will establish to the reasonable satisfaction of the Corporation that the tax has been paid or is not payable.~~

5.2 Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Each series of shares of Preferred Stock: (a) may have such voting rights or

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APPENDIX A

powers, full or limited, if any; (b) may be subject to redemption at such time or times and at such prices, if any; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (d) may have such rights upon the voluntary or involuntary liquidation, winding up or dissolution of, upon any distribution of the assets of, or in the event of any merger, sale or consolidation of, the Corporation, if any; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation (or any other securities of the Corporation or any other person) at such price or prices or at such rates of exchange and with such adjustments, if any; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; (h) may be subject to restrictions on transfer or registration of transfer, or on the amount of shares that may be owned by any person or group of persons; and (i) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock.

6. Board of Directors.

6.1 Number of Directors.

(A) The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to Article 5 relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than three nor more than fifteen, with the then-authorized number of directors being fixed from time to time by the Board.

(B) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article 5, then upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of directors of the Corporation shall automatically be increased by such specified number of additional directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors pursuant to the provisions of the Board’s designation for the series of Preferred Stock, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

6.2 Term of Office.

(A) Subject to the provisions of this Certificate relating to directors elected by the holders of one or more series of Preferred Stock, voting as a separate series or with one or more other series of Preferred Stock (the “Preferred Stock Directors”), at each annual meeting of stockholders commencing with the annual meeting to be held in 2019, each director (other than any director in office at the 2019 annual meeting who was previously elected to a term as a director of Old TMHC expiring at the 2020 or 2021 annual meeting, which term shall be the term of such director as a director of the Corporation (each such director, for so long as such director is serving the remainder of such term and until such time, if any, as such director has been re-elected to serve for a one-year term, a “Continuing Classified Director”)) shall be elected for a term of one year and shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. For the avoidance of doubt, any Continuing Classified Director shall continue to hold office until the end of the term for which such director was elected as a director of Old TMHC and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

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(B) Subject to the provisions of this Certificate relating to Preferred Stock Directors, at each annual meeting of stockholders commencing with the annual meeting to be held in 2021 all of the directors shall be elected for a term of one year, with each director holding office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

6.3 Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any one or more series of Preferred Stock then outstanding, and except as otherwise provided by applicable law, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen (including, for the avoidance of doubt, any director chosen to fill a vacancy resulting from the death, resignation, retirement, disqualification or removal of a Continuing Classified Director) shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors shall shorten the term of any director then in office.

6.4 Removal of Directors.

(A) Subject to the special rights of the holders of one or more series of Preferred Stock then outstanding, and unless otherwise provided by this Certificate or applicable law, any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(B) Notwithstanding the foregoing, to the fullest extent permitted by applicable law, until such time as all directors elected by the stockholders generally are elected for a term of one year, any Continuing Classified Director may be removed only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. For the avoidance of doubt, an incumbent director shall cease to be a Continuing Classified Director if and from such time as such director is re-elected as a director for a one-year term, and shall thereupon be subject to removal as provided in Section 6.4(A) of this Certificate.

7. Meetings of Stockholders.

7.1 No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

7.2 Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies or (ii) by or at the direction of the Chairman or Vice-Chairman of the Board, the Chief Executive Officer of the Corporation. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

7.3 Election of Directors by Written Ballot. Unless and except to the extent that the By-laws shall so require, the election of the Directors need not be by written ballot.

8. Business Combinations.

8.1 Opt Out of DGCL 203. The Corporation shall not be governed by Section 203 of the DGCL.

8.2 Limitations on Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s ~~Class A~~ Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(i) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

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(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(iii) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

8.3 Definitions. For purposes of this Article 8, references to:

(i) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(ii) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(1) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article 8 is not applicable to the surviving entity;

(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(3) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(4) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

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(5) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(iv) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article 8, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(v) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation or Old TMHC at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the Investors or sponsor transferees, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(1) beneficially owns such stock, directly or indirectly; or

(2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(vii) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(viii) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(ix) “sponsor transferee” means any Person who acquires voting stock of the Corporation from a Principal Stockholder (other than in a public offering) and who is designated in writing by such Principal Stockholder as a “sponsor transferee.”

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(x) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

9. Limitation of Liability.

(a) To the fullest extent permitted under the DGCL, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(b) Any amendment or repeal of Section 9(a) shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

10. Indemnification.

10.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.3, the Corporation shall not be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person (other than a Proceeding brought by such Covered Person (i) by way of defense or counterclaim, or (ii) to enforce such Covered Person’s rights to indemnification, advancement or contribution under any agreement, certificate of incorporation, bylaws or under statute or other law) unless the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

10.2 Advancement of Expenses. To the extent not prohibited by applicable law, the Corporation shall advance the expenses (including attorneys’ fees) incurred by a Covered Person that is or was a director of the Corporation in defending any Proceeding in advance of its final disposition and the Corporation may advance the expenses (including attorneys’ fees) incurred by any other Covered Person; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 10 or otherwise; such undertaking shall be unsecured and interest free and shall be accepted without regard to the Covered Person’s ability to repay amounts advanced and without regard to the Covered Person’s entitlement to indemnification.

10.3 Claims. If a claim for indemnification or advancement of expenses under this Article 10 is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

10.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 10 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

10.5 Other Sources.

(a) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

(b) In all events, (i) the Corporation hereby agrees that it is the indemnitor of first resort (i.e. its obligation to Indemnitee to provide advancement and/or indemnification to such Covered Person are primary and any obligation of the Principal Stockholders (including any Affiliate thereof other than the Corporation) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of the Principal Stockholders to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments

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and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Covered Person are secondary and (ii) if any Principal Stockholder (or any Affiliate thereof, other than the Corporation) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Covered Person, then (x) such Principal Stockholder (or such Affiliate, as the case may be), as the case may be, shall be fully subrogated to all rights of such Covered Person with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless such Principal Stockholder (or such other Affiliate), as the case may be, for all such payments actually made by such Principal Stockholder (or such other Affiliate).

10.6 Amendment or Repeal. Any amendment or repeal of the foregoing provisions of this Article 10 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

10.7 Other Indemnification and Prepayment of Expenses. This Article 10 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

11. Adoption, Amendment or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to make, alter, amend or repeal the By-laws subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the By-laws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the By-laws, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required for the stockholders to make, alter, amend or repeal the By-laws.

12. Adoption, Amendment and Repeal of Certificate. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Sections 7.1 and 7.2 of Article 7, Articles 8 through 13 and, until such time as there are no Continuing Classified Directors serving on the Board, Article 6 may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

13. Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of consent to the provision of this Article 13.

14. Severability. If any provision or provisions of this Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate (including, without limitation, each portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate (including, without limitation, each such portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

15. Definitions. As used in this Certificate, unless the context otherwise requires, the term:

(a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person. For the purposes of this definition, “control,” when

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used with respect to any Person, means the power to direct or cause the direction of the affairs or management of that Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

(b) “Board” is defined in Section 5.1(ii)(1).

(c) “By-laws” means the By-laws of the Corporation, as such By-laws may be amended from time to time.

(d) “Certificate” is defined in the preamble.

~~(e) “Disposition Event” has the meaning attributed to such term in the New TMM LPA.~~

~~(f) “Class A Common Stock” is defined in Section 4.~~

~~(g) “Class B Common Stock” is defined in Section 4.~~

(e) “Class A Common Stock” in defined in Section 4.

(~~h~~f) “Common Stock” is defined in Section 4.

(~~i~~g) “Continuing Classified Director” is defined in Section 6.2.

(~~j~~h) “Corporation” is defined in the preamble.

(~~k~~i) “Covered Person” is defined in Section 10.1.

(~~l~~j) “DGCL” is defined in the preamble.

(~~m~~k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute.

~~(n) “Exchange Agreement” has the meaning attributed to such term in the Stockholders Agreement.~~

(~~o~~l) “Investors” means the Principal Stockholders and the JHI Entities.

(~~p~~m) “JHI Entities” means any investment funds affiliated with JH Investments, Inc. and their respective successors and Affiliates.

~~(q) “New TMM” means TMM Holdings II, Limited Partnership.~~

~~(r) “New TMM LPA” means the Limited Partnership Agreement of New TMM as in effect from time to time.~~

~~(s) “New TMM Units” has the meaning attributed to such term in the Stockholders Agreement.~~

(~~t~~n) “Oaktree Entities” means any investment funds affiliated with Oaktree Capital Management, L.P. and their respective successors and Affiliates.

(~~u~~o) “Old TMHC” means Taylor Morrison Home II Corporation (formerly known as Taylor Morrison Home Corporation).

(~~v~~p) “Preferred Stock” is defined in Section 4.

(~~w~~q) “Preferred Stock Directors” is defined in Section 6.2.

(~~x~~r) “Principal Stockholders” means collectively (i) the Oaktree Entities and (ii) the TPG Entities.

(~~y~~s) “Proceeding” is defined in Section 10.1.

~~(z) “Stockholders Agreement” means the Stockholders Agreement among Old TMHC, TPG TMM Holdings II, L.P., Oaktree TMM Holdings II, L.P. and JHI Holding Limited Partnership, as in effect from time to time.~~

(~~aa~~t) “TPG Entities” means any investment funds affiliated with TPG Global, LLC and their respective successors and Affiliates.

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IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by the officer below this ~~25~~29th day of ~~October, 2018~~May, 2019.

By:	/s/ Darrell C. Sherman
	Name:	Darrell C. Sherman
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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4900 N Scottsdale Rd # 2000 | Scottsdale, AZ 85251 INSPIRED TITLE SERVICES

TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2019, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 28, 2019, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E71266-P17812 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY    TAYLOR MORRISON HOME CORPORATION (TMHC) For All Withhold All Except For All The Board of Directors recommends you vote FOR the following director nominees: 1. Election of Directors    Nominees: 01) Jeffry L. Flake 02) Anne L. Mariucci 03) Andrea Owen 04) Denise F. Warren The Board of Directors recommends you vote FOR proposals 2, 3 and 4.    To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.    2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 4. Approval of the Amended and Restated Certificate of Incorporation to provide for the deletion of provisions relating to our former Class B common stock and to rename our Class A common stock. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.    For Against Abstain    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E71267-P17812    TAYLOR MORRISON HOME CORPORATION (TMHC) Annual Meeting of Stockholders May 29, 2019 9:00 AM, Local Time This proxy is solicited by the Board of Directors The stockholder hereby appoints C. David Cone, Darrell C. Sherman and Benjamin A. Aronovitch, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of TAYLOR MORRISON HOME CORPORATION (TMHC) that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Local Time on May 29, 2019, at the The Ritz-Carlton San Francisco, located at 600 Stockton St., San Francisco, California 94108, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is signed, but no such direction is made, this proxy will be voted “FOR” the director nominees listed on the reverse side, “FOR” proposals 2, 3 and 4, and at the discretion of the proxy holders on any other matter(s) that may properly come before the Annual Meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side